As filed with the Securities and Exchange Commission on June 23, 2006
Securities Act File No. 333-133246

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ☑
(Check appropriate box or boxes)

☑ Pre-Effective Amendment No. 2
Post-Effective Amendment No.
PACESETTER CAPITAL CORP.
(Exact name of Registrant as specified in charter)

2435 North Central Expressway, Suite 200
Richardson, TX 75080
(Address of Principal Executive Offices)
Registrant’s telephone number, including Area Code: (972) 991-1597
Rahul R. Vaid
President, Chief Executive Officer and Treasurer
Pacesetter Capital Corp.
2435 North Central Expressway, Suite 200
Richardson, TX 75080
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 (202) 383-0100	Ira N. Rosner Greenberg Traurig, P.A. 1221 Brickell Avenue Miami, FL 33131 (305) 579-0500
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
      It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
	Aggregate	Registration
Title of Securities Being Registered	Offering Price(1)	Fee(1)(2)

Common Stock, $0.01 par value per share	$146,625,000	$15,688.88

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)	Previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to completion, dated June 23, 2006
4,000,000 Shares

Common Stock
     We are a newly organized closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. We intend to provide growth, expansion, acquisition, restructuring and buyout capital to primarily technology or media-related companies. Our investment objective is to achieve current income and capital gains.
     As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in qualifying assets, including securities of private or thinly traded public U.S. companies and cash, cash equivalents and U.S. government securities and other high-quality debt investments that mature in one year or less.
     Pacesetter Management Partners, LLC will manage our investments and its affiliate will arrange for the provision of the administrative services necessary for us to operate.
     Because we are newly organized, our shares have no history of public trading. We have applied to have our common stock approved for quotation on the American Stock Exchange under the symbol “PCY.” Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.
     This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 2435 North Central Expressway, Suite 200, Richardson, TX 75080, by telephone at (972) 991-1597, or on our website at http://www.pcycapital.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

       An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 11 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

	Per Share	Total(1)

Public offering price	$15.00	$60,000,000
Underwriting discounts and commissions (sales load)	$1.05	$4,200,000
Proceeds, before expenses, to us(2)	$13.95	$55,800,000

(1)	We have granted the underwriters a 30-day option to purchase up to an additional 600,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price will be $69,000,000 and the total underwriting discounts and commissions (sales load) will be $4,830,000. The proceeds to us would be $64,170,000, before deducting expenses payable by us.

(2)	We estimate that we will incur approximately $900,000 in offering expenses in connection with this offering.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The underwriters will reserve up to 60,000 shares for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with Pacesetter Management, LLC.
     The underwriters are offering the common stock as set forth in “Underwriting.” The underwriters expect to deliver the shares to purchasers on or about                   , 2006.

Joint Book-Running Managers

Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus
BB&T Capital Markets
D.A. Davidson & Co.
Southwest Securities

The date of this Prospectus is                   , 2006

     You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.
TABLE OF CONTENTS

Summary	1
Fees and Expenses	9
Risk Factors	11
Use of Proceeds	27
Distributions	27
Capitalization	28
Forward-Looking Statements and Projections	29
Discussion of the Company’s Expected Operating Plans	30
Business	33
Management	53
Portfolio Management	59
Investment Advisory Agreement	61
Certain Relationships and Transactions	68
Control Persons and Principal Stockholders	69
Determination of Net Asset Value	70
Dividend Reinvestment Plan	72
Certain U.S. Federal Income Tax Considerations	73
Description of Securities	79
Regulation as a Business Development Company	85
Custodian, Transfer and Dividend Paying Agent and Registrar	90
Brokerage Allocation and Other Practices	90
Underwriting	91
Legal Matters	95
Independent Registered Public Accounting Firm	95
Available Information	95
Index to Financial Statements	F-1

SUMMARY
      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred.
      Except where the context requires otherwise, the terms “PCY,” “Pacesetter,” the “Company,” “we,” “us” and “our” refer to Pacesetter Capital Corp.; “PMP” and “investment adviser” refer to Pacesetter Management Partners, LLC; and “PM LLC” refers to Pacesetter Management, LLC. See “Structure of Pacesetter” beginning on Page 2.
THE COMPANY
      We intend to invest principally in the debt and equity securities of primarily technology or media-related companies. We believe that an attractive market opportunity exists for a specialty finance company to provide alternative debt capital in the form of secured subordinated debt with an equity component, which we have termed “equity leveraged capital.” We expect that the equity component of our investments will typically include terms that increase our equity interest in a portfolio company if it fails to meet pre-established performance targets.
      Our investment objective is to achieve current income and capital gains. Our primary focus will be to seek current income by investing in debt securities. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also take control positions in portfolio companies, through “buyout” or similar equity acquisitions where we believe a unique opportunity exists for such an investment.
      We expect that our capital will generally be used by our portfolio companies to fund organic growth and expansion, strategic acquisitions, leveraged or management buyouts, recapitalizations or restructurings, and general working capital. Our investment decisions will be based on extensive analyses of potential portfolio companies’ business operations, including evaluations of the strength of their management teams, the underlying value of their assets, including intellectual property, and the competitive advantages associated with their business models.
      We intend to concentrate our investments in established companies having annual revenues of less than $200 million which generally have sustainable or growing cash flows. We also intend to invest up to 25% of our portfolio in securities issued by companies with significant operations in or revenues from India. We expect that each of our investments initially will typically range from $2 million to $15 million in principal amount, although this investment size may vary proportionately as the size of our capital base changes.
      We intend to focus our investments principally on technology or media-related companies that operate in one or more of the following sectors:

Technology-related	Media-related

Technology-oriented services	Radio broadcasting
Technology-oriented manufacturing	Television broadcasting
Semiconductor, systems and hardware	Cable networks
Software and Internet	Wireless services
Biotechnology and healthcare	Advertising
Alternative energy and infrastructure	Publishing and content
      Our investment activities are managed by Pacesetter Management Partners, LLC, or PMP, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). PMP is an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. For information regarding PMP, see “— Pacesetter Management Partners, LLC” below. Under the Investment Advisory

Agreement, we have agreed to pay PMP an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”
      Our headquarters are located at 2435 North Central Expressway, Suite 200, Richardson, TX 75080 and our telephone number is (972) 991-1597.
PACESETTER MANAGEMENT PARTNERS, LLC
      PMP, our investment adviser, will be led by Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, and Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary. Messrs. Vaid and Kamath have significant experience sourcing, structuring, executing and exiting transactions in the mezzanine financing and private equity markets, and with technology and media-related companies in particular. Specifically, Messrs. Vaid and Kamath have an aggregate of approximately 33 years of experience in evaluating and managing investments in technology and media-related companies. See “Business — Pacesetter Management Partners, LLC.”

•	Rahul R. Vaid. Mr. Vaid has served as Senior Vice President of Pacesetter Management Inc. since January 2001, where he heads all investing activity in technology-related companies and leads private equity transactions in the specialty services sector.

•	Divakar R. Kamath. Mr. Kamath has over 26 years of private equity investing experience, and has served as Executive Vice President of Pacesetter Management Inc. since 1993, where he heads all investing activity in media-related companies.
      PMP may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. We intend to leverage the experience of our management team and the investment professionals employed by our investment adviser, PMP, to identify attractive investment opportunities among companies operating in the technology and media-related sectors.
STRUCTURE OF PACESETTER
      We were founded in March 2006. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See “Certain U.S. Federal Income Tax Considerations.”
      PMP, which is an investment adviser registered under the Advisers Act, will provide us investment advisory and management services pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, we have agreed to pay PMP an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administrative agreement (the “Administration Agreement”) under which we have agreed to reimburse Pacesetter Management, LLC, or PM LLC, for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a $250,000 annual fee that PM LLC has agreed to pay under a separate subadministration agreement (the “Subadministration Agreement”) with Pacesetter Management Inc. for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer and any administrative support personnel. See “Investment Advisory Agreement — Administration Agreement.”

BUSINESS STRATEGY
      We believe that strong demand for leveraged debt financing, including our equity leveraged capital, currently exists among established technology and media-related companies as an alternative to traditional equity financings and asset based loans. While limited debt financing options do exist for technology or media-related companies, we do not believe that these existing options allow for optimizing the capital structure of these companies, and particularly those that have proven and sustainable business models. See “Business — Market Opportunity”.
      We intend to implement the following strategies to take advantage of the market opportunity for debt financing products, including our equity leveraged capital, within the technology and media-related industries.
      Technology and media focus. We intend to concentrate our investments in companies in technology and media-related industries. We believe that traditional debt providers typically do not focus on companies within these industries.
      Focus on equity leveraged capital model. We believe that the equity leveraged capital we intend to offer will be viewed as an attractive alternative to the equity capital provided by private equity and late-stage venture capital investors.
      Focus on businesses with strong management teams. The members of our management team believe that the quality of a company’s senior management represents the most important factor in evaluating the success of a potential investment. We plan to invest in businesses that we believe have proven management teams in place that possess the skills necessary to create and sustain profitable growth, foster a corporate culture dedicated to excellence, and attract superior employees.
      Focus on businesses in large addressable markets. With few exceptions, we will seek to invest in technology or media-related companies that address large market opportunities. We believe, based upon the experience of the members of our management team, that large markets provide for high growth opportunities while sustaining a healthy competitive environment.
      Incorporation of detachable equity-related securities. We believe that our equity leveraged capital products, which will typically incorporate a detachable equity component in the form of common stock warrants or other equity derivative instruments, will provide opportunities for attractive risk adjusted returns, based in part on the experience of our management team with the funds managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc.
      Capitalize on valuation expectation mismatch within the technology and media-related industries. While valuation expectations for both technology and media-related companies have begun to rebound from the broad declines since the year 2000, we believe that there exists a mismatch between equity investor sentiments and management expectations regarding these valuations. We believe that our equity leveraged capital product can provide a viable bridge between the equity investor sentiment and management expectations regarding valuations.
      Investments in India-related companies. As both technology and media-related companies have sought to reduce their cost structures, we believe that many have begun outsourcing key components of their business to countries such as India, which we believe has been a key factor in the significant recent growth in India’s economy. We believe that we will be able to capitalize on our management team’s established relationships within India to seek out new investment opportunities that we believe are being generated by this outsourcing trend.
      For a more detailed description of these strategies, see “Business — Business Strategy.”

COMPETITIVE ADVANTAGES
      We believe that we will have the following competitive advantages over other providers of capital to technology or media-related companies:
      Experienced management team. Our senior management team is comprised of seasoned investment professionals who have over 33 years of collective investing experience. Through the funds managed by Pacesetter Management Inc., members of our management team, during the 15-year period from April 1, 1990 through March 31, 2005, directed 271 investment transactions by those funds in 41 companies that were operating in technology-related industries, and 33 companies that were operating in media-related industries.
      Access to proprietary deal flow. We believe that the 35-year investment history of Pacesetter Capital Group will provide our management team with access to a significant number of proprietary transactions.
      Customized financing solutions. We intend to offer simple and flexible investment structures to our prospective portfolio companies.
      Opportunities throughout the corporate life cycle. We believe that established technology or media-related companies have a continually increasing need for equity leveraged capital products at four specific inflection points during their respective lifecycles: (i) need for growth financing, (ii) need for acquisition financing, (iii) need for leveraged recapitalization or leveraged restructuring, and (iv) need for leveraged buyouts or management buyout financing. Because of our flexible investment structures and our management team’s extensive experience, we believe we are well positioned to not only identify, but in certain instances to foster, such inflection points through the introduction of equity leveraged capital products.
      Longstanding relationships within India. Through entities affiliated with Pacesetter Capital Group, the members of our management team have invested in approximately 7 companies that have substantial business and operations in India, beginning with their first investment in 1991. Although competition for investment opportunities in India has increased in recent years, we believe that we will have a distinct competitive advantage due to the long-standing relationships of key members of our management team within India.
      For a more detailed description of these competitive advantages, see “Business — Competitive Advantages.”
PROSPECTIVE PORTFOLIO COMPANIES
      The chart below sets forth a brief description of the key terms of each non-binding memorandum of understanding that we have entered into to make an investment, either directly or indirectly. We currently expect to fund the investments described in these non-binding agreements using a portion of the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. We have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

		Initial	Maximum
		Investment	Investment	Type of Proposed	Type of Proposed
Company	Industry Sector	Amount	Amount	Transaction	Security(6)(7)

A (1)(2)	Knowledge process outsourcing	$20,500,000	$28,500,000	Leveraged recapitalization and acquisition financing	Secured subordinated note with detachable warrants
B(3)	Fabless semiconductor	$4,000,000	$15,000,000	Growth and expansion financing	Secured subordinated note with detachable warrants
C(3)	Internet infrastructure	$5,000,000	$10,000,000	Growth and expansion financing	Secured subordinated note with detachable warrants
D(1)	Managed IT services	$10,000,000	$10,000,000	Acquisition financing	Secured subordinated note with detachable warrants
E(1)	Enterprise software and services	$3,000,000	$10,000,000	Growth and expansion financing	Secured subordinated note
F(1)	Enterprise software and services	$9,000,000	$9,000,000	Leveraged recapitalization and growth financing	Secured subordinated note with detachable warrants
G(4)	Cable television equipment	$8,000,000	$8,000,000	Leveraged buyout	Common equity and future debt obligations
H(5)	Media and broadcast	$3,500,000	$3,500,000	Leveraged recapitalization	Secured subordinated note with detachable warrants
	TOTAL	$63,000,000	$94,000,000

(1)	Non-binding memorandum expires in accordance with its terms on July 31, 2006.

(2)	Pacesetter intends to seek commitments from one or more third parties to satisfy a portion of the total commitment contemplated in the non-binding memorandum.

(3)	Non-binding memorandum expires in accordance with its terms on June 30, 2006.

(4)	Non-binding memorandum is subject in accordance with its terms to termination upon 10 days notice by either party beginning on or about August 6, 2006.

(5)	Non-binding memorandum contains no specific termination provisions.

(6)	Each of the memoranda of understanding, with the exception of the memorandum of understanding with respect to Company G, contemplates closing fees, which range from 1.5% to 3.0% of the total investment amount.

(7)	Certain of the memoranda of understanding contemplate annual monitoring fees, which range from 0.75% to 1.00% of the total investment value.

     The above-referenced non-binding memoranda contemplate current interest payments, and include terms relating to closing fees, monitoring fees and success fees.
      The members of our management team have screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, initiated a due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways, as is often the case between the execution of a memorandum of understanding and the completion of definitive documentation and closing. In particular, the equity instruments expected to be purchased from these prospective portfolio companies and the terms of such instruments may differ from what is contemplated in the memoranda of understanding. Upon the consummation of an investment, our investment adviser, PMP, will be responsible for monitoring and servicing our investment.
      If we do not wish to make an investment, we will not be obligated to do so. Similarly, none of the prospective portfolio companies are obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments unattractive or that any of the investments described above will actually be made. We may seek commitments from one or more third parties to satisfy a portion of the total commitments contemplated in the above-referenced non-binding memoranda.

THE OFFERING

Common stock offered by us	4,000,000 shares, excluding 600,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to 60,000 shares for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with PMP.

Common stock to be outstanding after this offering	4,000,100 shares, excluding 600,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within 18 months, depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Proposed American Stock Exchange symbol	PCY

Investment advisory fees	We will pay PMP a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% of our gross assets. However, we have agreed to waive 0.75% of the 2.00% base management fee payable on the uninvested cash proceeds from this offering, which will result in a lower base management fee until we have fully invested or expended the net proceeds, after fees and expenses, including underwriting discounts and commissions, of this offering. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, and will be subject to a preferred return and a “catch up” feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that year. See “Investment Advisory Agreement — Management Fees.”

Administration agreement	We will reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a $250,000 annual fee that PM LLC has agreed to pay under a Subadministration Agreement with Pacesetter Management Inc.

for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer and any administrative support personnel. See “Investment Advisory Agreement — Administration Agreement.” Among other things, our Administration Agreement contemplates the provision of portfolio accounting and bookkeeping, SEC and financial reporting, portfolio collections and reporting, internal accounting services, risk management support, and office space and administrative support services. Pacesetter Management Inc. has agreed to furnish us with many of these services and facilities pursuant to the Subadministration Agreement between PM LLC and Pacesetter Management Inc. The Administration Agreement and Subadministration Agreement each provide for termination by either party without penalty upon 60 days’ written notice to the other party.

Distributions	We intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation	We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions.”

Leverage	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, PMP, will be borne by our common stockholders.

Dividend reinvestment plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 11, and the other information included in this prospectus, for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available information	After completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

FEES AND EXPENSES
      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Pacesetter,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Pacesetter Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00	% (1)
Offering expenses (as a percentage of offering price)	1.50	% (2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	8.50%

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees	2.00	% (4)
Incentive fees payable under our Investment Advisory Agreement	0.00	% (5)
Interest payments on borrowed funds	None	(6)

Other expenses (estimated)	2.92%

Total annual expenses (estimated)	4.92%

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $900,000, which will be paid out of the proceeds of this offering.

(3)	The expenses of the dividend reinvestment plan are included in other expenses.

(4)	Our base management fee will be based on our gross assets. However, we have agreed to waive 0.75% of the 2.00% base management fee payable on the uninvested cash proceeds from this offering, which will result in a lower base management fee until we have fully invested or expended the net proceeds, after fees and expenses, including underwriting discounts and commissions, of this offering. See “Investment Advisory Agreement.”

(5)	Based on our current business plan, we do not expect to invest fully the net proceeds from this offering for up to 18 months and we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly hurdle rate discussed below. As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering. In addition, we have agreed to waive 0.75% of the 2.00% base management fee payable on the uninvested cash proceeds from this offering, which will result in a lower fee than indicated by the examples set forth herein until we have fully invested or expended the net proceeds, after fees and expenses, including underwriting discounts and commissions, of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to PMP in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter (10.0% annualized) is payable to PMP. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to PMP (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to PMP).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that year. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interests of Pacesetter and our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. However, assuming we borrow for investment purposes an amount equal to 70% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 7%, our total annual expenses (estimated) would be as follows:

Management fee	2.00%
Incentive fees payable under our Investment Advisory Agreement	0.00%
Interest payments on borrowed funds	2.90%
Other expenses	0.81%
Total annual expenses (estimated)	5.71%
Example
      The following example demonstrates the projected dollar amount of total cumulative expenses (including the sales load of 7%) that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$134.20	$240.10	$356.86	$703.83
      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in an annual return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would not be payable, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
      This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown.

RISK FACTORS
      An investment in our securities involves certain risks relating to our structure and investment objective. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.
      We were initially formed in March 2006. As a result, we have no financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it will take us up to 18 months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of technology or media-related companies. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when the proceeds of this offering have been fully invested in accordance with our investment objective.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.
      If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We will be dependent upon PMP’s key management personnel for our future success, particularly Rahul R. Vaid and Divakar R. Kamath. If we lose any member of our key management team, our ability to implement our business strategy could be significantly harmed.
      We will depend on the diligence, skill and network of business contacts of the senior management of PMP. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, Rahul R. Vaid, the President and Chief Executive Officer of PMP, and Divakar R. Kamath, the Chief Investment Officer of PMP. Messrs. Vaid and Kamath also serve as members of our Investment Committee. Only Mr. Vaid will devote substantially all of his business time to our operations, and neither Mr. Vaid nor Mr. Kamath is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

We may not replicate Pacesetter Capital Group’s historical performance.
      Our investors are not acquiring an interest in any Pacesetter Capital Group funds. While we may consider potential co-investment participation in portfolio investments with other Pacesetter Capital Group funds, no such investment opportunities are currently under consideration and any such investment activity would be subject to, among other things, regulatory and independent board member approvals, the receipt of which, if sought, cannot be assured. Accordingly, we cannot assure you that we will replicate Pacesetter Capital Group’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

Our ability to grow will depend on our ability to raise capital.
      We will need to periodically access the capital markets to raise cash to fund new investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
      Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, PMP, will be payable based on our gross assets, including those assets acquired through the use of leverage, PMP may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to PMP.
      As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions.
      In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that would hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.
      PMP is a new investment adviser and, as discussed above, Pacesetter is a newly organized company. As such, they are subject to the business risks and uncertainties associated with any new business enterprise, including the lack of experience in managing or operating a business development company. Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria.

      Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us, and our access to financing on acceptable terms. The senior management team of PMP will have substantial responsibilities under the Investment Advisory Agreement, as well as in connection with their roles as officers of Pacesetter Management Inc., which manages certain funds affiliated with Pacesetter Capital Group. These demands on their time may distract them or slow the rate of investment. In order to grow, we and PMP will need to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds, investment banking firms and professional service firms.
      If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of debt or other investments.

We will operate in a highly competitive market for investment opportunities.
      A large number of entities compete with us to make the types of investments similar to those that we intend to make in both technology and media-related companies. We will compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

There are significant potential conflicts of interest, which could adversely affect our investment returns and limit the flexibility of our investment policies.
      Our executive officers and directors, and the executive officers of our investment adviser, PMP, and its managing member, PM LLC, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Rahul R. Vaid, the President and Chief Executive Officer of PMP and PM LLC and the President, Chief Executive Officer and Treasurer of Pacesetter, also serves as Senior Vice President of Pacesetter Management Inc. Divakar R. Kamath, the Chief Investment Officer of PMP and PM LLC and the Chief Investment Officer and Corporate Secretary of Pacesetter, and Donald R. Lawhorne, the Chairman of our Board of Directors, also serve as Executive Vice President and Chief Executive Officer, respectively, of Pacesetter Management Inc., which provides management and advisory services to certain funds affiliated with Pacesetter Capital Group. Moreover, although we believe that we will have access to deal flow through the relationships of our senior management team with Pacesetter Capital Group, we note that funds sponsored by Pacesetter Capital Group have and may from time to time have overlapping investment objectives with those of Pacesetter and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Pacesetter. As a result, certain members of the senior management of PMP may face conflicts of interest in the allocation of investment opportunities to funds sponsored by Pacesetter Capital Group, as a result of their positions with Pacesetter Management Inc. Although the senior management of PMP will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by funds managed by Pacesetter Capital Group and its affiliates, such as Pacesetter Management Inc. When the senior management of PMP identify an investment, they will be forced to choose in their discretion which investment fund should make the investment.
      The investment activities of the senior management team of PMP, as well as those of our executive officers and directors, will be subject to compliance with requirements under the 1940 Act. See “Regulation as a Business Development Company.” In addition, PMP, as a registered investment adviser, will be subject to compliance with requirements under the Advisers Act. The activities of our executive officers in managing our affairs, as well as the management of our investment activities by the senior management team of PMP, will also be subject to oversight by our board of directors, which includes a majority of independent directors. Our executive officers and directors, as well as the senior management team of PMP, intend to comply fully with their respective fiduciary obligations to us.
      We intend to seek exemptive relief from the SEC that will permit us to co-invest with affiliates of PMP, including entities affiliated with Pacesetter Capital Group. There can be no assurance that such relief will be granted. There can be no assurance that the SEC will in fact grant such an exemptive order, and even if successful, we cannot predict the length of time it will take to obtain such an exemptive order, or the nature and extent of the conditions upon which the exemptive order may be granted.
      We will pay management and incentive fees to PMP. As a result, investors in our common stock will receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
      PMP’s management fee will be based on a percentage of our gross assets, including assets purchased with borrowed funds, and PMP may have conflicts of interest in connection with decisions that could affect our gross assets, such as decisions as to whether to incur debt.
      The incentive fees payable to our investment adviser are subject to certain hurdles. To the extent we or PMP are able to exert influence over our portfolio companies, these hurdles may provide PMP (subject to its fiduciary duty to us) with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another under circumstances where accrual would not otherwise occur, such as acceleration or deferral of the declaration of a dividend or the timing of a voluntary redemption. Acceleration of obligations may result in stockholders recognizing taxable gains earlier than anticipated, while deferral of obligations creates incremental risk of an obligation becoming uncollectible in whole or in part if the issuer of the security suffers subsequent deterioration in its financial condition. Any such inducement by the investment adviser solely for the purpose of adjusting the incentive fees would be a breach of the investment adviser’s fiduciary duty to us.
      The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income will be computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
      We will reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a $250,000 annual fee PM LLC has agreed to pay Pacesetter Management Inc. under a Subadministration Agreement for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer, and any administrative support personnel. These relationships will create conflicts of interest that our Board of Directors must monitor.

Our incentive fee may induce PMP to make speculative investments.
      The incentive fee payable by us to PMP may create an incentive for PMP to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to PMP is determined, which is calculated as a percentage of the return on invested capital, may encourage PMP to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. As PMP’s incentive fee is based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Even in the event the value of your investment declines, the base management fee and, in certain circumstances, the incentive fee will still be payable.
      The base management fee will be calculated as 2% of the value of our gross assets at a specific time. Accordingly, the management fee is payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of our incentive fee is payable if our net investment income for a calendar quarter exceeds a designated “hurdle rate.” This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we realize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. PMP, however, is not required to reimburse us for the portion of any fees attributable to PIK interest in the event of a default of the obligor. In addition, the second portion of the incentive fee payable to PMP is calculated annually based upon our realized capital gains, computed net of realized capital losses and unrealized capital depreciation, for that year. As a result, we may owe PMP an incentive fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation during prior years.

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.
      To be entitled to the tax benefits accorded to RICs under Subchapter M of the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use additional debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all of our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.
      Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.
      We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

A change in interest rates may adversely affect our profitability.
      A portion of our income will likely depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. Some of our investments in debt securities will be at fixed rates and others at variable rates. We may, but will not be required to, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.
      We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank

“senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Pacesetter and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
      In accordance with the Maryland General Corporation Law, our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 4,000,100 shares will be issued and outstanding after completion of this offering. In the event that our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Changes in laws or regulations governing our operations may adversely affect our business.
      We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

Our ability to make investments in certain private and public companies may be limited in certain circumstances.
      As a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We expect that substantially all of our assets will be “qualifying assets,” although we may decide to make other investments that are not “qualifying assets” to the extent permitted by the 1940 Act.
      Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time that we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an “eligible portfolio company” and the marginable securities requirement, see the section entitled “Regulation as a Business Development Company — Qualifying Assets.”

      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.
      The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We are currently in the process of reviewing the SEC’s proposed rules and assessing their impact, to the extent that such proposed rules are subsequently approved by the SEC, on our investment activities.
      Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and we may be required to adjust our investment focus to comply with any future administrative position or action taken by the SEC. We intend to follow the current definition of “eligible portfolio company” under the 1940 Act, including the current marginable securities requirement, pending a final determination by the SEC or its staff with respect to the issue discussed above.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.
RISKS RELATED TO OUR INVESTMENTS

Our investments in the technology or media-related companies that we are targeting may be extremely risky and we could lose all or part of our investments.
      The debt that we invest in is typically not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our secured subordinated debt investments may result in an above average amount of risk and volatility or loss of principal. We also invest in assets other than secured subordinated debt investments including warrants and other equity derivative investments. These investments will entail additional risks that could adversely affect our investment returns. In addition, investment in the companies that we are targeting involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their debt obligations, which may lead to bankruptcy or liquidation and the loss of our equity investment;

•	they typically have limited operating histories, narrower, less established product lines or offerings and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, operational risks and consumer sentiment in respect of their products or services, as well as general economic downturns;

•	because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although PMP’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products and/or services subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.
      A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, we intend to structure our investments in the form of secured subordinated debt, which will generally rank below any senior debt issued by our portfolio companies.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
      Our portfolio companies will usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company will typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We have not identified the portfolio companies in which we will invest all of the net proceeds of this offering.
      Our investments will be selected by our management team, subject to the approval of our Investment Committee, and our stockholders will not have input into our investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

We may not realize gains from our equity investments.
      We intend to obtain warrants or other equity securities from our portfolio companies in connection with our debt investments. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Our portfolio may be concentrated in a limited number of portfolio companies in technology or media-related sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or the technology or media-related sectors experience a market downturn.
      A consequence of our limited number of investments is that the aggregate returns we realize may be significantly and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, we intend to concentrate in the technology and media-related sectors. As a result, a market downturn in these sectors could materially adversely affect us.

Technology-related companies are subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.
      The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology-related market is generally characterized by abrupt business cycles and intense competition. Since mid-2000, there has been substantial excess capacity and a significant slowdown in many industries in technology-related sectors. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our technology-related portfolio companies may face considerably more risk of loss than companies in other industry sectors.
      In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our technology-related portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

If our technology-related portfolio companies are unable to protect their intellectual property rights or are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.
      Our future success and competitive position depend in part upon the ability of our technology-related portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. We expect that our technology-related portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to intellectual property rights may arise. Our technology-related portfolio companies may, from time to time, be required to institute or respond to litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a technology-related portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Decreased spending by advertisers can adversely affect revenue and operating results of media-related companies.
      Substantially all of the revenue of media-related companies is derived from sales of advertisements and sponsorships to local and national advertisers. Generally, advertising tends to decline during economic recessions or downturns. As a result, advertising revenue of our media-related portfolio companies is likely to be adversely affected by a recession or downturn in the United States economy, the economy of an individual geographic market in which a media-related portfolio company operates, or other events or circumstances that adversely affect advertising activity.

Media-related companies may lose market share and advertising revenue to direct competitors or other types of media providers.
      The media-related companies in which we intend to invest operate in a highly competitive industry. Both broadcast, cable and print media companies compete for market share and advertising revenue with other similarly focused media-related companies, as well as with competing forms of media. Ratings and market shares are subject to change. Any adverse change in a particular market, or adverse change in the relative market positions of our media-related companies located in a particular market could have a material adverse effect on its revenue or market share, and could require increased promotion or other expenses in that market, which could, in turn, materially adversely affect our business, financial condition and results of operations. Other broadcast, cable or print media companies may enter the markets in which our media-related portfolio companies operate or may operate in the future. These companies may be larger and have more financial resources than our media-related portfolio companies. Our media-related companies may not be able to maintain or increase their current market share and advertising revenue.

Media-related companies that operate television or radio broadcasting facilities depend on maintaining licenses with the FCC. Such companies could be prevented from operating a television or radio station if they fail to maintain their licenses.
      Television and radio broadcasters depend upon maintaining broadcasting licenses issued by the FCC. These licenses are ordinarily issued for a maximum term of eight years and are renewable. Although broadcasters may apply to renew their FCC licenses, interested third parties may challenge any renewal applications. In addition, television and radio broadcasters are subject to extensive and changing regulation by the FCC with respect to such matters as programming, indecency standards, technical operations, employment and business practices. If any of our media-related companies which engage in television or radio broadcasting or any of their significant stockholders, officers, or directors violate the FCC’s rules and regulations or the Communications Act of 1934, as amended, or is convicted of a felony, the FCC may commence a proceeding to impose fines or sanctions upon that media-related portfolio company. To the extent we obtain a significant equity stake in a media-related portfolio company, we may also be subject to compliance with these rules and regulations. Examples of possible sanctions include the imposition of fines, the renewal of broadcasting licenses for a term of fewer than eight years or the revocation of broadcast licenses. If the FCC were to issue an order denying a license renewal application or revoking a license with respect to one of our media-related portfolio companies, that company would be required to cease operating any television or radio stations covered by the license only after we had exhausted administrative and judicial review without success. The loss of an operating license by one of our media-related portfolio companies would likely have a material adverse effect on the revenues and prospects of that portfolio company, which could, in turn, materially adversely affect our business, financial condition and results of operations.

We will be required to register as a Foreign Venture Capital Investor with the Securities and Exchange Board of India in order to invest in companies located in India, which will subject us to additional regulation and may have the effect of restricting our investments in India.
      In 2000, India adopted new regulations that govern foreign investments in India-based businesses. Among other things, we will be required to register with the Securities and Exchange Board of India, or the SEBI, as a Foreign Venture Capital Investor, or FVCI. We intend to apply for registration as a FVCI, although we can provide no assurance when or if our application will be approved by the SEBI. Our ability to invest in India-based business may be severely restricted to the extent that we are unable to obtain a registration as a FVCI. In addition, we will be subject to certain restrictions on our investments in India once we are registered as a FVCI. Among other things, we will be required to invest at least two-thirds of the funds we have targeted for Indian investments in unlisted equity shares or equity-linked securities, subject to certain exceptions. In addition, as a FVCI, we will be subject to oversight by SEBI of our investment activities within India. The time and cost of compliance with SEBI regulations may prove more burdensome than we currently anticipate, which could materially increase our expenses and cause a corresponding material decrease in our results of operations.

Political, economic, social and other factors in India may adversely affect our portfolio companies with significant operations in India.
      Our portfolio companies with significant operations in India may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies, including our portfolio companies with significant operations in India, and general market conditions within India.
      Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity. A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector. These policies have been coupled with the expressed intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of indicative guidelines. While the government’s policies have resulted in improved economic performance there can be no assurance that the economic recovery will be sustained. Moreover, there can be no assurance that these economic reforms will persist, or that a newly elected government will continue the current program of economic liberalization, which may adversely affect Indian laws and policies affecting foreign investment and currency exchange. Such changes in economic policies could negatively affect the general business and economic conditions in India, which could in turn affect our portfolio companies with significant operations within India.
      Religious and border disputes persist in India. The longstanding grievances between the Hindu and Muslim populations have resulted in periods of communal violence. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect our portfolio companies with significant operations in India.

We may have difficulty enforcing foreign judgments against Indian companies in which we may invest or their management.
      In order to seek to enhance our overall return, we may selectively invest in companies domiciled in India. Generally, we would expect that the directors, executive officers and a substantial portion of the assets of such companies would be located in India. It may be difficult for us to obtain a judgment in a court outside the United States to the extent that there is a default with respect to the security of a portfolio company located in India or with respect to any other claim that we may have against any such issuer or its directors and officers. As a result, even if we initiate a suit against the portfolio company in a U.S. court, it may not be possible for us to effect service of process in India. Moreover, if we obtain a judgment in a U.S. court, it may be difficult to enforce such judgment in India as India is not a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of Indian law regulate the enforcement of foreign judgments and such laws contain broad exceptions. For example, an Indian court would not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with Indian practice. A party seeking to enforce a foreign judgment in India is also required to obtain approval from the Reserve Bank of India to execute such judgment or to repatriate any amount recovered outside of India.

We may be subject to risks associated with currency fluctuations to the extent we make investments in India that are not denominated in U.S. dollars.
      We intend to structure our investments in India so that any payments we receive are denominated in U.S. dollars, rather than Indian rupees. However, if we are unable to structure our investments so that we receive payments in U.S. dollars, we will be subject to the risks associated with fluctuations between the value of the U.S. dollar on the one hand and the Indian rupee on the other hand. A significant increase in the relative value of the U.S. dollar compared to the Indian rupee could materially reduce the relative value of any payments we receive that are denominated in Indian rupees, which could have a material and adverse impact on our results of operations. To the extent that we have a significant exposure to fluctuations in the value of the Indian rupee, we may also enter into hedging arrangements to limit our exposure to such fluctuations. The members of our management team have limited experience with such hedging transactions, and we will likely be required to hire additional personnel or outsource our hedging transactions, which could materially increase our costs of operations. In addition, to the extent that we do not properly hedge our position in Indian rupees, we could face losses from our hedging transactions that exceed those that we would have incurred absent such hedging transactions.

Because our investments will generally not be in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.
      Our portfolio investments will generally not be in publicly traded securities. As a result, the value of these securities will not be readily available. We will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, investment professionals from our investment adviser will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. The Valuation Committee will also utilize the services of Houlihan Lokey Howard & Zukin, an independent valuation firm, which will prepare valuations for each of our portfolio investments. However, the Board of Directors will retain ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee will take into account in providing its fair value recommendation to the Board of Directors will include, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, assumptions and forecasts, our determinations of fair value may differ materially from the values that would be determined if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business, and will delay any distributions of gains, if any.
      Our investments will generally not be in publicly traded securities. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
      Following an initial investment in a portfolio company, we may have opportunities to make additional investments in that portfolio company as “follow-on” investments. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
      Although we may take control positions in portfolio companies, through buyout or similar equity acquisitions where we believe a unique opportunity exists for such an investment, we will generally not hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company we do not control may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.
RISKS RELATED TO THIS OFFERING

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following this offering.
      Before this offering, there was no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and will not bear any relationship to the market price at which it will trade after this offering or to any other established criteria for our value. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.
      The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of PMP’s key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.
      In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that you may not receive distributions or that our distributions may not grow over time.
      We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.
      We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of this offering, pending full investment, are used to pay operating expenses.

We cannot assure you that we will be able to successfully deploy the proceeds of this offering within the timeframe we have contemplated.
      We currently anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective within 18 months after the completion of this offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within 18 months after the completion of this offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Investors in this offering will incur dilution.
      Commissions and discounts payable to the underwriters, together with other expenses of this offering, will reduce the net proceeds of the offering available for us to invest. This will result in immediate dilution of our share price following the offering.

USE OF PROCEEDS
      We estimate that the net proceeds we will receive from the sale of 4,000,000 shares of our common stock in this offering will be approximately $54.9 million, or approximately $63.3 million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $900,000 payable by us, including reimbursement of approximately $47,549 of organizational and offering expenses that have been advanced by PM LLC and its affiliates on our behalf.
      After satisfying the above-referenced obligations, we plan to invest the remaining net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We will also use a portion of the net proceeds to pay operating expenses. We anticipate that substantially all of the net proceeds of this offering will not be used for the above purposes for up to 18 months after completion of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.
      Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.
DISTRIBUTIONS
      We intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.
      We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
      Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION
      The following table sets forth:

•	our actual cash, accrued organizational expenses and capitalization at May 15, 2006; and

•	our cash, accrued organizational expenses and capitalization as adjusted to reflect the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses payable by us.
      This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of May 15, 2006

	Actual	As Adjusted

Assets:
Cash	$1,500	$54,901,500

Total assets	$1,500	$54,901,500

Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 100 shares outstanding, actual; 4,000,100 shares outstanding, as adjusted	1	40,001
Capital in excess of par value	1,499	54,861,499

Total stockholders’ equity	$1,500	$54,901,500

FORWARD-LOOKING STATEMENTS AND PROJECTIONS
      This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Pacesetter Capital Corp., our prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	an economic downturn could disproportionately impact the technology or media-related industries in which we intend to concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we opt to use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in India-based companies, particularly to the extent that we receive payments denominated in India rupees rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS
      The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.
OVERVIEW
      We intend to invest principally in the debt and equity securities of primarily technology or media-related companies. We believe that an attractive market opportunity exists for a specialty finance company to provide alternative debt capital in the form of secured subordinated debt with an equity component, which we have termed “equity leveraged capital.” We expect that the equity component of our investments will typically include terms that increase our equity interest in a portfolio company if it fails to meet pre-established performance targets.
      Our investment objective is to achieve current income and capital gains. Our primary focus will be to seek current income by investing in debt securities. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also take control positions in portfolio companies, through “buyout” or similar equity acquisitions where we believe a unique opportunity exists for such an investment.
      We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.
REVENUES
      We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We currently expect that our investments, whether in the form of secured subordinated debt or otherwise, will generally have a term of five to seven years and will typically bear interest at a fixed or floating rate. Interest on debt securities will generally be payable monthly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer cash payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.
EXPENSES
      Our primary operating expenses will include the payment of (i) investment advisory fees to our investment adviser, PMP; (ii) the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including the $250,000 annual fee payable by PM LLC to Pacesetter Management Inc. under the Subadministration Agreement for providing office space and certain services required under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment

Advisory Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either PM LLC or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including:

•	the $250,000 annual payment to Pacesetter Management Inc. under the Subadministration Agreement for office space and certain services required under the Administration Agreement; and

•	the compensation of our Chief Financial Officer and Chief Compliance Officer, and any administrative support personnel.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and the issuance of senior securities, including before we have fully invested the proceeds of this offering. Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses, including debt service if we borrow to fund our investments. Immediately after this offering, we expect to have cash resources of approximately $54.9 million and no indebtedness. This amount does not take into account the exercise of the overallotment option. See “Use of Proceeds.”
DISTRIBUTION POLICY
      We intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.
      We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.
      In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
      Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan, out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
CONTRACTUAL OBLIGATIONS
      We have entered into two contracts under which we have material future commitments, the Investment Advisory Agreement, pursuant to which PMP agrees to serve as our investment adviser, and the Administration Agreement, pursuant to which PM LLC agrees to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. PM LLC has sub-contracted with Pacesetter Management Inc. to provide us with office space and certain services required under the Administration Agreement. In addition, we have a license agreement with Pacesetter Management Inc., pursuant to which Pacesetter Management Inc. has agreed to grant us a non-exclusive, royalty-free license to use the name “Pacesetter.” Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on a quarterly basis. See “Investment Advisory Agreement,” “Investment Advisory Agreement — Administration Agreement” and “Investment Advisory Agreement — License Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”
      Our Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Our Administration Agreement may be terminated by either party without penalty upon not more than 90 days’ written notice to the other. If either of these agreements is terminated, our costs under new agreements that we may enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders. Our license agreement will remain in effect only as long as our Investment Advisory Agreement with our investment adviser, PMP, remains in effect. In the event that our license agreement is terminated, we would likely incur significant time and expense associated with changing our corporate name, including revising our Articles of Incorporation to reflect such a change.

BUSINESS
OVERVIEW
      We intend to invest principally in the debt and equity securities of primarily technology or media-related companies. We believe that an attractive market opportunity exists for a specialty finance company to provide alternative debt capital in the form of secured subordinated debt with an equity component, which we have termed “equity leveraged capital.” We expect that the equity component of our investments will typically include terms that increase our equity interest in a portfolio company if it fails to meet pre-established performance targets.
      Our investment objective is to achieve current income and capital gains. Our primary focus will be to seek current income by investing in debt securities. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments or equity investments. We may also take control positions in portfolio companies, through “buyout” or similar equity acquisitions where we believe a unique opportunity exists for such an investment.
      We expect that our capital will generally be used by our portfolio companies to fund organic growth and expansion, strategic acquisitions, leveraged or management buyouts, recapitalizations or restructurings, and general working capital. Our investment decisions will be based on extensive analyses of potential portfolio companies’ business operations, including evaluations of the strength of their management teams, the underlying value of their assets, including intellectual property, and the competitive advantages associated with their business models.
      We intend to concentrate our investments in established companies having annual revenues of less than $200 million which generally have sustainable or growing cash flows. We also intend to invest up to 25% of our portfolio in securities issued by companies with significant operations in or revenues from India. We expect that each of our investments initially will typically range from $2 million to $15 million in principal amount, although this investment size may vary proportionately as the size of our capital base changes.
      We intend to focus our investments principally on technology or media-related companies that operate in one or more of the following sectors:

Technology-related	Media-related

Technology-oriented services	Radio broadcasting
Technology-oriented manufacturing	Television broadcasting
Semiconductor, systems and hardware	Cable networks
Software and Internet	Wireless services
Biotechnology and healthcare	Advertising
Alternative energy and infrastructure	Publishing and content
      Our investment activities are managed by PMP pursuant to an Investment Advisory Agreement. PMP is an investment adviser registered under the Advisers Act. For information regarding PMP, see “— Pacesetter Management Partners, LLC” below. Under the Investment Advisory Agreement, we have agreed to pay PMP an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”
      Our headquarters are located at 2435 North Central Expressway, Suite 200, Richardson, TX 75080 and our telephone number is (972) 991-1597.
ABOUT PACESETTER CAPITAL GROUP
      Pacesetter Capital Group is a Texas-based private equity firm that manages a family of private funds, including a private equity fund and three small business investment company funds. Pacesetter Capital Group has engaged in diversified private equity and venture capital investing for over three decades. Pacesetter

Capital Group’s first fund, MESBIC Ventures, was formed in 1970, and is among the oldest funds specializing in investments in underserved markets. From April 1, 2002 to March 31, 2005, the Pacesetter Capital Group funds, collectively, made 98 total investments, including follow on investments, and exited 25 transactions. Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, and Donald R. Lawhorne, the Chairman of our Board of Directors, have been involved with Pacesetter Capital Group since 1993, and Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, joined Pacesetter Capital Group in early 2001.
      Pacesetter Management Inc., which is a part of the Pacesetter Capital Group organization, provides management and investment advisory services to certain funds affiliated with Pacesetter Capital Group. Pacesetter Management Inc. has over 10 investment professionals and has built an established investment infrastructure. Messrs. Vaid and Kamath serve as Senior Vice President and Executive Vice President, respectively, of Pacesetter Management Inc., and Mr. Lawhorne serves as President and Chief Executive Officer of Pacesetter Management Inc.
      As of December 31, 2005, the Pacesetter Capital Group organization had approximately $200 million in total invested capital, of which approximately $93 million consisted of investments in technology or media-related companies. In addition, of the approximately $200 million in total investment capital as of December 31, 2005, approximately $18.4 million consisted of investments in companies with significant operations in or revenues from India. Through the funds managed by Pacesetter Management Inc., members of our management team, during the 15-year period from April 1, 1990 through March 31, 2005, directed 271 investment transactions by those funds in 41 companies that were operating in technology-related industries, and 33 companies that were operating in media-related industries. In addition, of the 271 investment transactions directed by members of our management team during that 15-year period, 22 investment transactions involved 7 companies with significant operations in or revenues from India.
      Set forth below are the entities currently managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc.

				Total Invested
Name	Entity	Investment Focus	Status	Capital at Cost(1)

MESBIC Ventures, Inc.(2)	SBIC	Technology, Media &	Open	$50.4
		Manufacturing — Debt & Equity
Alliance Enterprise Corporation(2)	SBIC	Technology, Media &	Open	$55.7
		Manufacturing — Debt & Equity
Power Equities, Inc.(2)	SBIC	Technology, Media &	Open	$63.7
		Manufacturing — Debt & Equity
Pacesetter Growth Fund, L.P. (3)	Private	Technology, Media &	Closed	$46.6 (4)
	Equity	Manufacturing — Equity
	Fund

(1)	Total invested capital at cost is in millions. Unless otherwise noted, amounts reflect total invested capital at cost as of December 31, 2005.

(2)	MESBIC Ventures, Inc., Alliance Enterprise Corporation and Power Equities, Inc. are each wholly owned subsidiaries of Pacesetter/MVHC, Inc. Pacesetter Management, Inc. is the manager of Pacesetter/ MVHC, Inc.

(3)	Pacesetter Investment Partners, L.P. is the general partner of Pacesetter Growth Fund, L.P.

(4)	Represents the maximum total invested capital at cost committed to Pacesetter Growth Fund, L.P. while in operation. Pacesetter Growth Fund, L.P. has begun liquidating its investment portfolio, and only $13.8 million of assets remained in the fund as of December 31, 2005.
PACESETTER MANAGEMENT PARTNERS, LLC
      PMP, our investment adviser, will be led by Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, and Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary. Messrs. Vaid and Kamath have significant experience sourcing, structuring, executing and exiting transactions in the mezzanine financing and private equity markets, and with technology and media-related companies in particular.

Specifically, Messrs. Vaid and Kamath have an aggregate of approximately 33 years of experience in evaluating and managing investments in technology and media-related companies.

•	Rahul R. Vaid. Mr. Vaid has served as Senior Vice President of Pacesetter Management Inc. since January 2001, where he heads all investing activity in technology-related companies and leads private equity transactions in the specialty services sector. In this capacity, Mr. Vaid has directed and managed 19 investments in technology-related companies in segments such as semiconductors, systems and hardware, software and Internet, and technology oriented services. Additionally, Mr. Vaid has co-invested with over 100 venture capital and private equity firms and with over a dozen technology corporations. Mr. Vaid previously served as Vice President of Investments at Doublespace, LLC, an early stage investment firm, from 1999 to 2000, and as Vice President of Investment Banking for Wit Capital Group, Inc. from 1997 to 1999, where he was one of the founding members of Wit Capital’s investment banking group. Mr. Vaid is a charter member of The Indus Entrepreneurs — DFW and a full member of the Institute of Electrical and Electronics Engineers. Mr. Vaid is expected to spend substantially all of his business time on matters related to Pacesetter.

•	Divakar R. Kamath. Mr. Kamath has over 26 years of private equity investing experience, and has served as Executive Vice President of Pacesetter Management Inc. since 1993, where he heads all investing activity in media-related companies. In this capacity, Mr. Kamath has led and managed over 22 investments in media-related companies and has been one of the leading investors in ethnic and urban broadcasting. Mr. Kamath previously served as Executive Vice President of Equico Capital Corporation, a wholly-owned subsidiary of Equitable Life Insurance Corp., from 1987 to 1993, where he led and managed a variety of private equity investments in the media and manufacturing sectors. Mr. Kamath is a past chairman of the National Association of Investment Companies. Mr. Kamath is expected to spend approximately half of his business time on matters relating to Pacesetter.
      PMP may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we intend to leverage the experience of our management team and the investment professionals employed by our investment adviser, PMP, to identify attractive investment opportunities among companies operating in the technology and media-related sectors.
STRUCTURE OF PACESETTER
      We were founded in March 2006. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”
      PMP will provide us investment advisory and management services pursuant to the Investment Advisory Agreement. Under the Investment Advisory Agreement, we have agreed to pay PMP an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an Administrative Agreement under which we have agreed to reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a $250,000 annual fee that PM LLC has agreed to pay under a separate Subadministration Agreement with Pacesetter Management Inc. for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer and any administrative support personnel. Both the annual fee of $250,000 paid to Pacesetter Management Inc. under the Subadministration Agreement and reimbursement thereof to PM LLC will be payable in quarterly installments. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

      Pursuant to the Subadministration Agreement between PM LLC and Pacesetter Management Inc., Pacesetter Management Inc. will furnish us with office facilities, access to office equipment and clerical, bookkeeping and record keeping services at such facilities as well as certain other administrative services. Under the Subadministration Agreement, Pacesetter Management Inc. also will perform, assist in the performance of, or oversee the performance of, our required administrative services, which include, among other things, overseeing the financial records that we are required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to our shareholders and reports filed with the SEC. In addition, Pacesetter Management Inc. will assist us in determining and publishing our net asset value, assist in oversight of the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.
      The following diagram shows the structure of Pacesetter, including our investment adviser, PMP, and our administrator, PM LLC.

(1)	Pacesetter Management Inc. is a part of the Pacesetter Capital Group organization. Messrs. Vaid and Kamath serve as Senior Vice President and Executive Vice President, respectively, of Pacesetter Management Inc.

(2)	Our investment activities will be managed by PMP, which is an investment adviser registered under the Investment Advisers Act of 1940. See “Investment Advisory Agreement.”

(3)	Pacesetter Partners, LLC is a non-managing member of our investment adviser, PMP. Each of the investment personnel employed by PMP will also serve as a member of Pacesetter Partners, LLC.

(4)	Pacesetter Management, LLC is PMP’s managing member. Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, and Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, are the managing member and non-managing member, respectively, of Pacesetter Management, LLC.

     As a business development company, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by PMP or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC. We currently intend to apply to the SEC for an exemptive order that will permit us to co-invest with vehicles managed by PMP or PMP’s affiliates. There can be no assurance that the SEC will in fact grant such an exemptive order, and even if successful, we cannot predict the length of time it will take to obtain such an exemptive order, or the nature and extent of the conditions upon which the exemptive order may be granted.

MARKET OPPORTUNITY
      We believe that strong demand for leveraged debt financing, including our equity leveraged capital, currently exists among established technology and media-related companies. Historically, both technology and media-related companies have generally relied upon equity rather than debt financing, due in part to the lack of leveraged financing alternatives from traditional sources of debt capital, such as commercial banks. Available debt capital for companies has traditionally been limited to financing provided by senior debt funds, and more recently, non-traditional debt funds that seek senior lien positions along with their investment. We believe that the lack of debt financing alternatives is attributable in large part to the intangible nature of the assets owned by many established technology or media-related companies.
      While limited debt financing options do exist for technology or media-related companies, we do not believe that these existing options allow for optimizing the capital structure of these companies, and particularly those that have proven and sustainable business models. We believe that these technology or media-related companies generally seek out private equity and late-stage venture capital investors in order to provide further growth and expansion capital. Private equity and late-stage venture capital investors generally seek a higher return on investment than either traditional senior debt funds or non-traditional debt funds that seek senior lien positions. As a result, we believe that an opportunity exists to provide a subordinated layer of debt capital above private equity and late-stage venture capital investors and below senior debt and senior lien debt in the capital structure of both established technology and media-related companies. We believe that this level of secured subordinated debt financing can serve to optimize the cost of capital and minimize the existing shareholders’ dilution.
      We consider technology-related companies that capitalize on technological innovation, and media-related companies that capitalize on information, to be growth engines of the U.S. and global economies. We believe that an attractive market opportunity exists for a specialty finance company to provide alternative subordinated capital in the form of secured debt with an equity component, which we have termed “equity leveraged capital,” to both technology and media-related companies with proven and sustainable business models which are undergoing significant growth and expansion.
      More importantly, we believe that traditional providers of debt financing are typically unwilling or unable to sufficiently underwrite leveraged financings to technology or media-related companies due to the lack of a fundamental understanding of these businesses, as well as an inability to take an active role in advising management. Both technology and media-related companies often have a large amount of intangible assets, such as intellectual property, which makes the process of valuing the available collateral more difficult for traditional sources of debt financing. We believe that traditional senior debt funds, as well as non-traditional senior lien debt funds, generally do not have flexible product offerings that meet the leveraging needs of established technology or media-related companies.
      We intend to organize our investment activities around clearly defined markets within the technology or media-related industries, and to leverage our management team’s strong debt investing experience and long term, “pro-management” investment philosophy to generate potential investment opportunities. We believe that these market opportunities are large enough to sustain our continued growth; however, we believe that our industry focus is narrow enough to allow us to gain a special understanding of the needs of the technology or media-related companies we intend to target. We believe that this will allow us to provide innovative financing solutions to prospective portfolio companies with the potential for attractive returns, and to create investment opportunities with many of these companies.
      We also believe that the senior lending landscape is dramatically changing for the technology and media-related industries. A number of non-traditional senior debt lenders have emerged in recent years. These non-traditional lenders will often provide capital to technology or media-related companies to refinance existing obligations to more traditional senior lenders. We believe that an opportunity exists for our equity leveraged capital product among technology or media-related companies given its compatibility with traditional debt instruments within a portfolio company’s existing capital structure.

BUSINESS STRATEGY
      We intend to implement the following strategies to take advantage of the market opportunity for debt financing products, including our equity leveraged capital, within the technology and media-related industries.
      Technology and media focus. We intend to concentrate our investments in companies in technology and media-related industries. We believe that traditional debt providers typically do not focus on companies within these industries. We believe that our focus on these industries, which we believe have strong growth prospects, combined with what we believe is growing demand within these industries for debt capital, enhances our market opportunity. We believe that each of these sectors has distinct characteristics in terms of risk, capital requirements, industry and general economic cycles, stage of development and rates of return. We also believe that each of these sectors is currently characterized by ongoing consolidation and convergence and by substantial new business formation.
      Set forth below are the market opportunities that we believe exist within both the technology and media-related industries.

•	Technology-related industry opportunity. We will focus on technology-related businesses that are driving innovation and value creation for end customers. Our focus on the technology-related industry will include small and medium-sized businesses in the following sectors, among others: technology-oriented services, technology-oriented manufacturing, semiconductor related, systems and hardware related, software and Internet related, biotechnology and healthcare related companies, as well as alternative energy and energy-related infrastructure. Technology encompasses a wide range of products and services within the global marketplace.

•	We intend to invest in companies that provide technology-oriented services such as consulting, design, and engineering services. Although there are several large players in this market, there are many opportunities for small and medium players to provide niche solutions to businesses, such as security and information technology support. This sector has grown at a rate between approximately 1.5 and 2.2 times the gross domestic product, or GDP, growth rate during the last 10 years.

•	Technology-oriented manufacturing provides specialized production, usually creating difficult to produce, non-commodity goods. We intend to invest in companies that manufacture equipment for technology companies such as radio frequency, or RF, and surface mount electronics, precision machining factories, and industrial chemicals.

•	We intend to invest in companies that design, manufacture, and support semiconductors and semiconductor equipment. Semiconductors are found in most electronic products including mobile phones, flat-screen televisions, and computer hardware. We intend to invest in companies that specialize in this industry, from fabless semiconductor companies to software-based hardware design tools. The semiconductor market had approximately $213 billion in revenues in 2004. Semiconductors are very diverse, ranging from microprocessors the market size of which was approximately $30.5 billion in 2004, to DRAM memory chips which accounted for approximately $26.8 billion in sales in 2004.

•	We intend to invest in companies that specialize in systems and hardware dedicated to supporting the processing, reproduction, transmittal, and storage for the growing demand of voice, video, and data. Companies in this space can be as varied as imaging devices and wireless infrastructure. The electronics industry totaled approximately $1.16 trillion in sales worldwide in 2004. By end market, the most important applications are data processing, communications and consumer electronics. Communications infrastructure equipment includes equipment to switch, route, and manage voice and data traffic.

•	We intend to invest in software and Internet-related companies that can adapt quickly to changing business and consumer needs as the world’s technology industry grows. These investments will include specialized and niche software products, software training and support, business to business and business to consumer products, software design, and other Internet related companies. Software sales in the United States were approximately $87 billion in 2004.

•	We intend to invest in biotechnology and healthcare companies, where we believe we will be able to capitalize on a growing market as demand for medicine and medical support increases. Investments may include companies that provide medicine, vaccines, healthcare, medical equipment, and software and services that support these industries. For example, in 2005 the United States per capita spending on health care costs was over $5,000. Per capita spending on drugs has risen by more than a third in real terms since 1997.

•	We intend to invest in alternative energy and energy-related infrastructure companies, such as those focused on wind power, solar power and fuel cell technologies. The energy sector was a principal source of 2005 capital expenditure growth. Until recently, the costs of energy have been relatively low in real terms, resulting in a disincentive to expend capital on alternative energy sources. Today, higher prices are increasing demand for new alternative energy sources, equipment and services. The capital expenditure growth rate in the U.S. domestic energy sector was approximately 28% in 2005, which significantly exceeded the average annual growth rate of approximately 8% for the previous 20 years.

•	Media-related industry opportunity. We will focus on media-related businesses that are driving information delivery innovatively and cost-effectively to end customers. Our focus on the media-related industry will include small and medium-sized businesses in the following sectors, among others: radio broadcasting, television broadcasting, publishing, advertising, and wireless communications companies.

•	The U.S. radio broadcasting industry generated approximately $18.9 billion in advertising and network revenues in 2004. Although, there has been some consolidation, the ten largest operators within the radio broadcasting sector account for only approximately 20% of all radio stations. However, this same group of large operators accounts for more than approximately 47% of total revenues within the radio broadcasting sector, or approximately $9.0 billion during 2004. The small and midsize markets, representing a substantial portion of all radio stations, remain largely unconsolidated with over 7,500 radio stations, which fall outside the top 50 markets, generating approximately $8.0 billion in annual revenue during 2004. Since the larger operators are focused on the top 50 markets, we believe that there is significant opportunity to finance consolidation of stations in these smaller markets.

•	We intend to invest in television stations in markets that are independently programmed in ethnic or other foreign languages. We intend to focus our television broadcasting investments on low power television (“LPTV”) and full power television (“TV”) opportunities in the top 100 markets. LPTV provides television service for locally created and community-oriented programming in both rural locations and individual communities within larger urban areas. We will seek to invest, where possible, in Class-A LPTV stations which are protected from being displaced by full power stations due to FCC regulations. There are nearly 600 Class A LPTV stations, both UHF and VHF, that are currently operating within the United States. Due to the stronghold the major networks have had on full power stations in major markets, new larger networks have used LPTV to enter into these broadcast markets. Similar to radio, we will seek to invest in television stations with the strategy of selling paid or block programming.

•	We believe that the outdoor advertising market, which had approximately $5.2 billion in sales in 2004, is very similar and complementary to radio broadcasting.

•	We believe that the wireless communications industry, which had 2004 U.S. domestic sales of approximately $40 billion, will continue its trend of rapid subscriber growth. We believe that the United States has reached a critical level of penetration in which mobile telephones are no longer considered to be a business tool or luxury item, but a necessity. Given the strong competition for wireless customers, we intend to limit investments in this sector to highly opportunistic investments, where we believe we can take advantage of continued consolidation within this segment.

      Focus on equity leveraged capital model. We believe that the equity leveraged capital we intend to offer will be viewed as an attractive alternative to the equity capital provided by private equity and late-stage venture capital investors. We believe that our equity leveraged capital products will provide our portfolio companies access to growth and expansion capital at a less expensive total cost of capital than alternative financings. We believe that the equity leveraged capital we intend to offer will provide companies and their shareholders with an opportunity to complement and diversify their capital structure.
      Focus on businesses with strong management teams. The members of our management team believe that the quality of a company’s senior management represents the most important factor in evaluating the success of a potential investment. We plan to invest in businesses that we believe have proven management teams in place that possess the skills necessary to create and sustain profitable growth, foster a corporate culture dedicated to excellence, and attract superior employees. This “pro-management” philosophy will be one of the foundations of our investment process. The members of our management team, through Pacesetter Capital Group, have historically worked closely with the management teams of portfolio companies to create appropriate equity-based incentives, and we expect to continue this philosophy with our investments. One of our primary focuses will be the long-term growth of our portfolio companies. We intend to work with management to determine strategic focus and implement changes as needed in order to build equity value. We believe that this will enable us to make our investment decisions quickly and confidently, based upon a firm understanding of the funding needs of the prospective portfolio companies in which we intend to invest.
      Focus on businesses in large addressable markets. With few exceptions, we will seek to invest in technology or media-related companies that address large market opportunities. We believe, based upon the experience of the members of our management team, that large markets provide for high growth opportunities while sustaining a healthy competitive environment. We intend to target, where possible, growing, but fragmented markets in which there is no strong market leader.
      Incorporation of detachable equity-related securities. We believe that our equity leveraged capital products will provide opportunities for attractive risk adjusted returns, based in part on the experience of our management team with the funds managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc. Our equity leveraged capital products will typically be comprised of interest and origination fees included in the debt instrument, and detachable equity in the form of common stock warrants or other equity derivative instruments. We believe that the detachable equity component will provide us with an opportunity to realize capital appreciation from our investments.
      Capitalize on valuation expectation mismatch within the technology and media-related industries. The economic downturn that began in the year 2000 saw sharp and broad declines in the valuations of both technology and media-related companies. While valuation expectations for both technology and media-related companies have begun to rebound, we believe that there exists a mismatch between equity investor sentiments and management expectations regarding these valuations. We believe that our equity leveraged capital product can provide a viable bridge between the equity investor sentiment and management expectations regarding valuations.
      Investments in India-related companies. As both technology and media-related companies have sought to reduce their cost structures, we believe that many have begun outsourcing key components of their business to countries such as India. Given what we believe are the current and growing synergies between the technology and media-related industries in both the United States and India, we believe that the need for equity leveraged capital applies not only to companies focused solely within the United States, but to both U.S. based technology or media-related companies seeking expansion opportunities within India, as well as Indian technology or media-related companies that are actively servicing growth-oriented U.S. companies. Consistent with our structure as a U.S.-based business development company, we will invest primarily in U.S.-based companies; however, these investments may include U.S. companies that stand to benefit from India’s rapid growth. In addition, in order to enhance our overall return, we intend to seek selective opportunities to provide equity leveraged capital to India-focused technology or media-related companies that at the time of our investment (i) are organized under the laws of India; (ii) derive at least 50% of their revenues or profits from goods produced or sold, investments made, services performed, or have at least 50% of their assets located in India; (iii) have the primary trading markets for their securities in India; or (iv) are governmental entities, agencies, states, provinces, or municipalities of India.
COMPETITIVE ADVANTAGES
      We believe that we will have the following competitive advantages over other providers of capital to technology or media-related companies:
      Experienced management team. Our senior management team is comprised of seasoned investment professionals who have over 33 years of collective investing experience. Through the funds managed by Pacesetter Management Inc., members of our management team, during the 15-year period from April 1, 1990 through March 31, 2005, directed 271 investment transactions by those funds in 41 companies that were operating in technology-related industries, and 33 companies that were operating in media-related industries. Through Pacesetter Capital Group and its affiliates, the members of our management team have co-invested with numerous venture capital and private equity fund sponsors, corporate investors, and individual “angel” investors, which we believe provides us with a network that will allow us to source well-positioned prospective portfolio companies. We will concentrate our investing activities in industries in which our investment professionals have extensive investment experience. Two of our key management team members have led significant investment practices in both technology and media-related companies while affiliated with Pacesetter Capital Group. We believe that our focus on financing both technology and media-related companies will enable us to assess the value of both tangible and intangible assets, evaluate the business prospects and operating characteristics of prospective portfolio companies, and identify and originate potentially attractive investments with these types of companies. Our management team’s investment philosophy will emphasize a long-term partnership approach with our portfolio companies.
      Access to proprietary deal flow. We believe that the 35-year investment history of Pacesetter Capital Group will provide our management team with access to a significant number of proprietary transactions. We expect that potential transactions will be identified through our management team’s extensive networks that include relationships with prospective portfolio company management teams, entrepreneurs, industry organizations, corporate development professionals, financial institutions, and service professionals, including attorneys, investment bankers, local and regional business brokers, and accountants. We also believe that our close relationships with financial institutions, including banks, that our management team has developed through the funds managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc., will provide us with access to additional prospective investments.
      Customized financing solutions. We intend to offer simple and flexible investment structures to our prospective portfolio companies. Unlike many of our competitors that structure products to fit a specific set of investment parameters, such as requiring the participation of substantial private equity or late-stage venture capital co-investors, we will have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We will, however, typically seek investments in prospective portfolio companies that have growing cash flows.
      Opportunities throughout the corporate life cycle. We believe that established technology or media-related companies have a continually increasing need for equity leveraged capital products at four specific inflection points during their respective lifecycles: (i) need for growth financing, (ii) need for acquisition financing, (iii) need for leveraged recapitalization or leveraged restructuring, and (iv) need for leveraged buyouts or management buyout financing. Because of our flexible investment structure and our management team’s extensive experience, we believe we are well positioned to not only identify, but in certain instances to foster, such inflection points through the introduction of equity leveraged capital products.
      Longstanding relationships within India. Through entities affiliated with Pacesetter Capital Group, the members of our management team have invested in approximately 7 companies that have substantial business and operations in India, beginning with their first investment in 1991. Although large global private equity players have increased their focus on investments in India since Pacesetter Capital Group made its first investment in 1991, we believe that we will have a distinct competitive advantage over such players due to the long-standing relationships of key members of our management team within India. Specifically, Rahul R.

Vaid, who serves as our President, Chief Executive Officer and Treasurer, and Divakar R. Kamath, who serves as our Chief Investment Officer and Corporate Secretary, were both born and raised in India. In addition, Messrs. Vaid and Kamath hold degrees from the Government College of Engineering in Pune, India and the Indian Institute of Technology in Mumbai, India, respectively.
INVESTMENTS
      We intend to concentrate our investments in established companies having annual revenues of less than $200 million which generally have sustainable or growing cash flows. We expect that initially our investments will typically range from $2 million to $15 million in principal amount each, although this investment size may vary proportionately as the size of our capital base changes. We may also borrow funds to make investments.
      We also intend to invest up to 25% of our portfolio in securities issued by companies with significant operations in or revenues from India. We intend to apply for registration as a Foreign Venture Capital Investor with the Securities and Exchange Board of India in connection with our plan to invest in companies operating in India. For more information on our registration as a Foreign Venture Capital Investor, see “Risk Factors — Risks Related to Our Investments — We will be required to register as a Foreign Venture Capital Investor with the Securities and Exchange Board of India in order to invest in companies located in India, which will subject us to additional regulation and may have the effect of restricting our investments in India.”
PROSPECTIVE PORTFOLIO COMPANIES
      The chart below sets forth a brief description of the key terms of each non-binding memorandum of understanding that we have entered into to make an investment, either directly or indirectly. We currently expect to fund the investments described in these non-binding agreements using a portion of the net proceeds of this offering. The consummation of each investment will depend upon the completion of this offering, satisfactory completion of our due diligence investigation of the prospective portfolio company, our confirmation and acceptance of the investment terms, structure and financial covenants, the execution and delivery of final binding agreements in form mutually satisfactory to the parties, the absence of any material adverse change and the receipt of any necessary consents. At this time, the final forms of our investments remain subject to additional negotiations with these companies. We have no relationship with any prospective portfolio company other than these non-binding memoranda of understanding.

		Initial	Maximum
		Investment	Investment	Type of Proposed	Type of Proposed
Company	Industry Sector	Amount	Amount	Transaction	Security(6)(7)

A (1)(2)	Knowledge process outsourcing	$20,500,000	$28,500,000	Leveraged recapitalization and acquisition financing	Secured subordinated note with detachable warrants
B(3)	Fabless semiconductor	$4,000,000	$15,000,000	Growth and expansion financing	Secured subordinated note with detachable warrants
C(3)	Internet infrastructure	$5,000,000	$10,000,000	Growth and expansion financing	Secured subordinated note with detachable warrants
D(1)	Managed IT services	$10,000,000	$10,000,000	Acquisition financing	Secured subordinated note with detachable warrants
E(1)	Enterprise software and services	$3,000,000	$10,000,000	Growth and expansion financing	Secured subordinated note
F(1)	Enterprise software and services	$9,000,000	$9,000,000	Leveraged recapitalization and growth financing	Secured subordinated note with detachable warrants
G(4)	Cable television equipment	$8,000,000	$8,000,000	Leveraged buyout	Common equity and future debt obligations
H(5)	Media and broadcast	$3,500,000	$3,500,000	Leveraged recapitalization	Secured subordinated note with detachable warrants
	TOTAL	$63,000,000	$94,000,000

(1)	Non-binding memorandum expires in accordance with its terms on July 31, 2006.

(2)	Pacesetter intends to seek commitments from one or more third parties to satisfy a portion of the total commitment contemplated in the non-binding memorandum.

(3)	Non-binding memorandum expires in accordance with its terms on June 30, 2006.

(4)	Non-binding memorandum is subject in accordance with its terms to termination upon 10 days notice by either party beginning on or about August 6, 2006.

(5)	Non-binding memorandum contains no specific termination provisions.

(6)	Each of the memoranda of understanding, with the exception of the memorandum of understanding with respect to Company G, contemplates closing fees, which range from 1.5% to 3.0% of the total investment amount.

(7)	Certain of the memoranda of understanding contemplate annual monitoring fees, which range from 0.75% to 1.00% of the total investment value.

     The above-referenced non-binding memoranda contemplate current interest payments, and include terms relating to closing fees, monitoring fees and success fees.
      The members of our management team have screened each of the prospective portfolio companies to determine that each satisfies our investment criteria, initiated a due diligence investigation of each prospective portfolio company and negotiated the terms of the non-binding memoranda of understanding. We can offer no assurance that the terms of these memoranda of understanding will not change in material ways, as is often the case between the execution of a memorandum of understanding and the completion of definitive documentation and closing. In particular, the equity instruments expected to be purchased from these prospective portfolio companies and the terms of such instruments may differ from what is contemplated in the memoranda of understanding. Upon the consummation of an investment, our investment adviser, PMP, will be responsible for monitoring and servicing our investment.
      If we do not wish to make an investment, we will not be obligated to do so. Similarly, none of the prospective portfolio companies are obligated to obtain financing from us. We can offer no assurance that we will not discover facts in the course of our due diligence investigation that would cause us to change the terms of these investments or render these investments unattractive or that any of the investments described above will actually be made. We may seek commitments from one or more third parties to satisfy a portion of the total commitments contemplated in the above-referenced non-binding memoranda.
INVESTMENT SELECTION

Investment criteria
      We have identified several criteria that we believe are important in seeking our investment objective with respect to both technology and media-related companies. These criteria provide general guidelines for our investment decisions; however, we will not require each prospective portfolio company in which we choose to invest to meet all of these criteria.
      We will focus investment opportunities with the following fundamental investment criteria:

•	Strong, experienced management team — We generally will require that our portfolio companies have a strong and experienced management team. We also will require the key members of our portfolio companies’ management teams hold significant equity interests in their respective companies.

•	Significant underlying asset value — We will seek to invest in technology or media-related companies that have significant underlying asset value (i.e., intellectual property, broadcast spectrum, franchises or licensing agreements, or tangible assets). We believe that a prospective portfolio company’s underlying asset value can provide attractive opportunities to mitigate our risk of investment, while maintaining competitive returns.

•	Ability to exert meaningful influence — We will focus on technology or media-related companies where we believe our capital can provide meaningful growth and expansion opportunities. We will seek to be lead investor in most of our investments. We also will seek investments in prospective portfolio companies in which our expertise will allow us to exert influence on the strategic direction of the underlying businesses.

•	Defensible and sustainable business and financial models — We will carefully evaluate the business and financial models of any prospective portfolio companies, and we will seek to invest in portfolio companies that have sustainable and defensible competitive advantages that will permit those portfolio companies to adapt to changes in their respective business environments.

•	Large addressable markets — With a few exceptions, we intend to invest in businesses that address large market opportunities. Our management team’s experience has indicated that large markets not only provide for a high growth business, but also have the ability to support a healthy competitive environment with more than one successful competitor. We prefer markets undergoing rapid growth and/or in which there is no strong market leader.

•	Clear, attainable exit strategies — We intend to mitigate the risks of investments by carefully analyzing potential exit and value-recovery scenarios. This is especially important in those investments where the base business model turns out to be weak. In those cases, losses can be minimized if the company has an inherent base of assets, which may include technology, distribution channel, and/or management team. By assessing these factors and investing only in those opportunities with inherent value, we will attempt to maximize returns while minimizing risks.

      Set forth below is a diagram illustrating our investment selection process, which incorporates the above-referenced fundamental investment criteria, as well as other factors that we expect the members of our Investment Committee to consider.

Due diligence
      If a technology or media-related company meets all or most of the characteristics described above, we will perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The process outlined below provides general parameters for our investment decisions, although not all will be followed in evaluating each opportunity. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which we generally receive an upfront advance to cover our due diligence-related expenses, continue the due diligence process and move forward towards the completion of a transaction.
      The following outlines our due diligence process:

Management assessment
      We will perform an in-depth management assessment including a review of management’s experience, maturity, passion, proven leadership ability, complementary skills, clear vision, ability to attract key employees, dispute resolution skills, team building skills, reputation in the market and previous experience.

Market and competitive analysis
      We will often utilize experts to perform market and competitive due diligence. These experts typically provide us with a detailed understanding of the intangible value in the prospective portfolio company’s business and operations. This analysis includes:

•	industry and competitive analysis, including growth potential and relative position of the prospective portfolio company within its market and the existence of significant barriers to entry for potential competitors;

•	customer and vendor interviews to assess reputation within its market;

•	assessment of likely exit strategies, including the likelihood and timing of a potential liquidity event; and

•	potential regulatory/legal issues.

Business model and financial assessment
      Prior to making an investment decision, we will generally hire a forensic accountant to perform an on-site detailed forensic accounting review of the prospective company’s financial reporting, controls and procedures. These forensic accounting procedures may include, among other items, the following:

•	detailed review of the historical financial performance and the quality of earnings;

•	analysis of sources and timing of current revenue streams, including the impact of cyclical sales;

•	review of operating expenses and potential for profitability;

•	development of detailed pro forma financial projections;

•	review of internal controls and accounting systems;

•	review of assets and liabilities, including contingent liabilities; and

•	evaluation of key product advantages.

Strategic analysis
      We will also generally perform a strategic analysis of each prospective portfolio company, during which we will evaluate the following factors:

•	evaluation of current or prospective venture capital investors;

•	review of strategic or corporate co-investors; and

•	analysis of the potential to influence the strategic direction of the company, including through the recruitment of key senior executives, consultants and advisors, and through further development of an existing customer base.

Investment Process
      Simultaneously with our due diligence process, the investment team will prepare a detailed investment memorandum, which we term a “brief investment overview,” or BIO, for presentation to our Investment Committee, which currently consists of Donald R. Lawhorne, the Chairman of our Board of Directors, Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, and Rahul R. Vaid, our President, Chief Executive Officer and Treasurer. Our Investment Committee will review and approve each of our portfolio investments.
      Our underlying portfolio investment process will encompass the following steps:

Step 1:	Initial Screening. Once we determine that the transaction is sufficiently compelling to initiate formal discussions we will prepare a BIO for presentation to our Investment Committee.

Step 2:	Formal Investment Process Begins. If our Investment Committee determines to pursue the transaction, we will perform additional due diligence on the prospective portfolio company, refine our internal investment memorandum and develop preliminary deal terms.

Step 3:	Structuring & Negotiations. The “Discussion Purposes Term Sheet” will be finalized and approved internally by the Investment Committee. This term sheet will then be given to the prospective portfolio company for consideration. Pacesetter and the prospective portfolio company will then enter into negotiations regarding pricing and deal terms. Drafting of the internal memorandum will continue as more data become available.

Step 4:	Finalize Terms. We will finalize the term sheet and ensure that all deal points are reflected in the final term sheet. Legal documentation will begin. Drafting of the internal investment memorandum will continue.

Step 5:	Formal Internal Approval of Investment. Internal sign-off on the deal will occur based on the final terms as reflected in the legal documents. Also, any critical questions that were raised in due diligence will have been answered in a satisfactory manner. The internal investment memorandum will be finalized.

Step 6:	Closing of the Transaction. Funding will occur following a “Closing Session” held with appropriate persons from management. The meeting will ensure that the firm has all of the appropriate documentation and sign-off prior to funding.

Step 7:	Value Creation Activities. We will engage in value-added activities with the board, management and potential customers of portfolio companies as appropriate. These initiatives will be supplemented with ongoing deal monitoring and governance.

Step 8:	Exit Activities. The timing and manner of exiting a given deal will be considered at various points throughout the life cycle of an investment.
      As a result of active monitoring and communication, we believe that our portfolio management process will emphasize value creation throughout the life cycle of a given investment. Paramount to these efforts will be providing the management of our portfolio companies with the benefit of our management team’s expertise and collectively determining strategic decisions and operational matters. Our management team intends to identify clear milestones and determine accountability in a manner that emphasizes follow through on various initiatives by our portfolio companies. By doing so, we believe that Pacesetter’s value to the portfolio company will go beyond the mere capital it has invested, and will extend to the overall goals of each portfolio company, which we believe will benefit Pacesetter’s return on its investment in its portfolio companies.

Deal sourcing
      We expect that deal flow will largely be driven by the long history and strong reputation of our senior management team in the market as reflected by its various networks. Those networks include entrepreneurs, service providers and industry relationships, including the institutional shareholders of the funds managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc. We also expect to receive deal referrals from strategic advisors, industry consultants, industry analysts, portfolio company managers, lawyers, accountants, investment bankers, search firm executives, radio brokers, and other venture capital and private equity firms. In addition, we expect that the members of our senior management team will also serve as the direct source of proprietary deal referrals from their own business networks.
      The senior members of our management team are affiliated with the National Association of SBIC’s (NASBIC), the National Association of Investment Companies (NAIC), The Indus Entrepreneurs (TiE), the Association for Corporate Growth (ACG), the DFW Private Equity Forum, and the Southwest Venture Forum. We believe that these affiliations increase visibility with respect to opportunities in our industry focus.
      In many transactions, we expect that members of our senior management team will have known a prospective portfolio company and will have developed a relationship with its management or investors over a period of time that led to the investment opportunity. We believe that such relationship building will serve Pacesetter in several ways with respect to our investments, including: (i) generating investments on a more friendly basis; (ii) achieving more favorable terms; and (iii) facilitating proactive initiation of financings on a timely basis and without a competitive bidding process. We believe that the members of our senior management team, through their affiliation with Pacesetter Capital Group and its affiliated funds, have established a reputation for credible, honest and straightforward communications. We believe that this type of reputation will be advantageous in selective investment situations where we have been welcomed as preferred investment partners by management teams and co-investors.

Investment Structure
      Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. We believe that subordinated debt investments historically have generally carried interest rates that range from 12% to 18% per annum, which is consistent with the investment experience of the members of our senior management team, in addition to fees and the value of warrants or other equity-related instruments which are typically received in connection with such investments. We cannot assure you that these historical rates will prevail in the future, or that we will be able to negotiate and consummate investments that will provide the type of returns that are typical of subordinated debt investments. In addition, even if we are able to structure a particular investment in a manner similar to other subordinated debt investments, there can be no assurance that the portfolio company in which we invest will perform as we expect or that the investment will create the type of returns we had anticipated, and we may achieve lower returns than expected, or lose all or part of our investment. We will generally seek to obtain, at a minimum, board positions or observation rights in connection with each of our investments.

Debt Investments
      We intend to tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. For example, we seek to limit the downside risks of our investments by:

•	negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk.
      We intend to provide primarily secured subordinated debt capital with an equity component, which we have termed “equity leveraged capital.” We expect that our debt investments will generally have terms of three to seven years and provide for a fixed or floating interest rate. Our debt investments may also be secured by either a first or second priority security interest in a portion or all of the existing and future assets of the portfolio company. We expect that our debt investments will often include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

Equity Investments
      In connection with our debt investments, we will generally seek to acquire warrants to purchase common stock or other equity interests in the portfolio company. The warrants we receive in connection with these investments will generally be detachable and require only a nominal cost to exercise. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We may also take control positions in portfolio companies, through “buyout” or similar equity acquisitions, in limited circumstances where we believe a unique opportunity exists for such an investment.
      We will generally seek to structure our non-control equity investments, such as warrants and direct equity co-investments, to provide us with minority rights provisions and event-driven puts. We will also generally seek performance features for any warrants that we may receive in connection with our debt investments. We will seek to structure these performance features to allow our relative equity position in a portfolio company to increase in the event the portfolio company fails to meet certain specified performance targets. We will also seek to obtain registration rights in connection with all of our equity investments, which may include demand and “piggyback” registration rights.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Strategic Value Added Model
      We intend to provide significant strategic direction and support to our portfolio companies. We intend to have hands-on involvement with various aspects of our portfolio companies, primarily in governance, recruiting of senior executives, determining the strategic direction of our portfolio companies, product positioning, business development and fund raising efforts. We will offer our portfolio companies access to our value added network of relationships with search firms, corporate partners, investment firms, investment banks, industry contacts, and financing sources.
      In most cases, we expect that members of our management team will serve as board members or board observers for our portfolio companies. This active involvement in the governance of our portfolio companies is intended to maximize shareholder value and assist management in achieving long-term growth in operating earnings. When necessary, members of our management team will take a more active role in managing our portfolio companies, including arranging financing for operations, replacing management and, in extreme cases, assuming operational control for a limited period of time.
      The members of our management team will seek to strengthen industry relationships with corporate partners and industry analysts to keep abreast of the changing business climate. The members of our management team will also look to participate and speak at industry conferences and events.

Monitoring
      We intend to monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In many cases, we may also obtain board positions or board observation rights from our portfolio companies in connection with our investment. In certain limited cases, we may also control one or more of our portfolio companies, whether as a result of a “buyout” or similar equity acquisition, or through an increase in our relative equity position of a portfolio company resulting from the performance features of the warrants we hold in that portfolio company. We would expect to take a more active role in monitoring the performance of portfolio companies where we hold such control positions.
      We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	attendance at and participation in board meetings; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.
      We also intend to utilize the following additional methods of evaluating and monitoring the performance of our investments in portfolio companies with significant foreign operations:

•	monitor perfection of security interests, if any, on a continuous basis;

•	require translation of financials into U.S. GAAP;

•	visit foreign operations on a regular basis; and

•	seek local monitoring and oversight through strategic investment partners.

      In addition to various risk management and monitoring tools, PMP will also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We will use a four-part investment rating scale. The following is a description of the conditions associated with each investment rating:

Investment
Rating	Summary Description

1	A return on investment is expected (low risk)
2	Difficulties have been encountered and a return on investment may be at risk (moderate risk)
3	Difficulties have become significant, and a major intervention consistent with exercise of covenants has been or will be implemented (high risk)
4	Some loss of principal is expected (highest risk)
      PMP will monitor and, when appropriate, will change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, PMP will review these investment ratings on a quarterly basis, and our Board of Directors will affirm such ratings.

Restructuring Procedures
      We closely monitor the status and performance of each individual investment on a quarterly and, in some cases, a monthly or more frequent basis. Because we are a provider of long-term privately negotiated investment capital to technology or media-related companies and we actively manage our investments through our contract structure, we do not believe that contract exceptions such as breaches of contractual covenants or late delivery of financial statements are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.
      When principal and interest on a loan is not paid within the applicable grace period, we will contact the portfolio company for collection. At that time, we will make a determination as to the extent of the problem, if any. We will then pursue a commitment for immediate payment, using any available operational covenants we may have available, and will begin to more actively monitor the investment.
      In the event that we determine that intervention is required, we will assess the enterprise value of the portfolio company. To the extent that the portfolio company’s enterprise value provides for recovery of its outstanding debt commitments, including our investment, we will seek to partner with the portfolio company’s senior lenders towards a restructuring, or in the alternative, acquire their senior debt positions at or below face value. Simultaneously, we will seek a more active role in operating the portfolio company, either through new or existing management, towards either a stable recovery or a sale or other liquidity event. In connection with a restructuring, we would expect to engage in debt-for-equity swaps and, in certain cases, a partial abandonment of our outstanding debt investment.
      If we do not expect a portfolio company to be able to service its debt and other obligations, we will, as a general matter, reserve the investment, which involves placing it on non-accrual status and ceasing to recognize interest income on that investment until all principal has been paid. However, we may make exceptions to this policy if the investment is well secured and in the process of collection.

Valuation Process
      The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the members of our Investment Committee;

•	An independent valuation firm, Houlihan Lokey Howard & Zukin, engaged by our Board of Directors will review these preliminary valuations;

•	The Valuation Committee of our Board of Directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•	The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, Houlihan Lokey Howard & Zukin, our independent valuation firm, and our Valuation Committee.
      When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.
COMPETITION
      Our primary competitors to provide financing to technology and media-related companies will include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of Pacesetter Capital Group’s investment professionals to which we will have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of the senior management of PMP and of the senior members of Pacesetter Capital Group, will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We will operate in a highly competitive market for investment opportunities.”
STAFFING
      We do not currently have any employees. Prior to the completion of the offering, we expect to retain a Chief Financial Officer, who we also expect to serve as our Chief Compliance Officer. Our Chief Financial Officer and Chief Compliance Officer, once retained, will be an employee of PM LLC and will perform his functions under the terms of our Administration Agreement. Our executive officers, Rahul R. Vaid and Divakar R. Kamath, are employees of our investment adviser, PMP, and are the managing and non-managing members, respectively, of our administrator, PM LLC. Our day-to-day investment operations will be managed by our investment adviser. See “Investment Advisory Agreement.” PMP may hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, we will reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a $250,000 annual fee PM LLC has agreed to pay Pacesetter Management Inc. under the Subadministration Agreement for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer and any administrative support personnel. See “Investment Advisory Agreement — Administration Agreement.”

PROPERTIES
      Our corporate headquarters are located at 2435 North Central Expressway, Suite 200, Richardson, Texas in the offices of PM LLC. We do not own or lease any office space directly; however, we will pay PM LLC an annual fee pursuant to our Administrative Agreement in exchange for certain administrative services, including our current office facilities. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.
LEGAL PROCEEDINGS
      We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT
      Our Board of Directors will oversee our management. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors will maintain an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future.
BOARD OF DIRECTORS
      Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors
      Information regarding the Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since	of Term

Interested Directors
Donald R. Lawhorne	62	Chairman of the Board of Directors	2006	2007
Rahul R. Vaid	31	President, Chief Executive Officer, Treasurer and interim Chief Compliance Officer(1)	2006	2009
Divakar R. Kamath	58	Chief Investment Officer, Corporate Secretary and Vice Chairman of the Board of Directors	2006	2008
Independent Directors
Richard Berman	63	Director	2006	2009
Arnold I. Burns	75	Director	2006	2007
George D. McClelland	59	Director	2006	2008
Douglas Siekierski	38	Director	2006	2009
Samme Thompson	60	Director	2006	2008

(1)	We expect to retain a Chief Financial Officer, who we expect will also serve as our Chief Compliance Officer, prior to the completion of this offering. Rahul R. Vaid will serve as our interim Chief Compliance Officer until our Board of Directors has approved a permanent Chief Compliance Officer.
     The address for each director is c/o Pacesetter Capital Corp., 2435 North Central Expressway, Suite 200, Richardson, TX 75080.

Executive officers who are not directors
      Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

Chief Financial Officer and Chief Compliance Officer(1)	—	Chief Financial Officer and Chief Compliance Officer

(1)	We expect to retain a Chief Financial Officer, who we expect will also serve as our Chief Compliance Officer, prior to the completion of this offering. Rahul R. Vaid will serve as our interim Chief Compliance Officer until our Board of Directors has approved a permanent Chief Compliance Officer.
     The address for each executive officer is c/o Pacesetter Capital Corp., 2435 North Central Expressway, Suite 200, Richardson, TX 75080.

Interested Directors
      Messrs. Lawhorne, Vaid and Kamath are “interested persons” of Pacesetter as defined in the 1940 Act. Mr. Lawhorne is an interested person of Pacesetter due to his relationship with Pacesetter Capital Group. Mr. Vaid is an interested person of Pacesetter due to his position as Chief Executive Officer, President and Treasurer of Pacesetter and Chief Executive Officer and President of PMP, Pacesetter’s investment adviser, and as the non-managing member of PM LLC, the managing member of PMP. Mr. Kamath is an interested person of Pacesetter due to his position as Chief Investment Officer and Corporate Secretary of Pacesetter and Chief Investment Officer of PMP, Pacesetter’s investment adviser, and as the managing member of PM LLC, the managing member of PMP.
      Donald R. Lawhorne (62) Chairman of the Board of Directors. Mr. Lawhorne has served as the Chairman of the Board of Directors of Pacesetter since 2006. In addition, Mr. Lawhorne has served as President and Chief Executive Officer of Pacesetter Management Inc. since 1985. Mr. Lawhorne currently serves on the board of directors of a number of privately-held companies, including Netcom International, a systems integration company, McDonald Technologies, an electronics manufacturer, and Simeus Holdings, a food services company. Mr. Lawhorne received a B.B.A. degree from Southern Methodist University and an M.B.A. degree from Pepperdine University.
      Rahul R. Vaid (31) President, Chief Executive Officer, Treasurer and interim Chief Compliance Officer. Mr. Vaid has served as the President, Chief Executive Officer and Treasurer of Pacesetter since 2006. In addition, Mr. Vaid has served as a Senior Vice President of Pacesetter Management Inc. since 2001, where he headed all technology-related investing and led private equity deals in the specialty services sector. In this capacity, Mr. Vaid has directed and managed 19 investments in technology-related companies in segments such as semiconductors, systems and hardware, software and Internet, and technology oriented services. Additionally, Mr. Vaid has directed co-investments with over 100 venture capital and private firms and with over one dozen technology corporations. Mr. Vaid previously served as Vice President of Investments at Doublespace LLC, an early stage investment firm focused on media and telecommunications ventures in the U.S. and Europe, from 1999 to 2000. Prior to joining Doublespace, Mr. Vaid served as Vice President of Investment Banking for Wit Capital Group, Inc. from 1997 to 1999, where he was one of the founding members of Wit Capital’s investment banking group. Mr. Vaid currently serves on the board of directors or as a board observer for several privately-held companies, including Erlang Technology, a fabless semiconductor provider, E-Z Shipper Racks, a logistics systems provider, Force10 Networks, a manufacturer of networking equipment, Metrikus, an IT metrics provider, Onsite Design, a design services firm, Sonics, a semiconductor intellectual property provider, Sychip, a fabless semiconductor provider, White Rock Networks, a manufacturer of telecommunications equipment, and Widevine, a content security provider. Mr. Vaid is a charter member of The Indus Entrepreneurs — DFW and a full member of the Institute of Electrical and Electronics Engineers. Mr. Vaid received a Bachelor of Engineering degree in Electronics and Telecommunications Engineering from Government College of Engineering Pune, India, an Advanced Diploma in Computer Systems Management from NIIT, India, a Master of Science degree in Electrical Engineering from

Dartmouth College, and a Master of Engineering Management degree from Dartmouth College. Mr. Vaid is expected to spend substantially all of his business time on matters related to Pacesetter.
      Divakar R. Kamath (58) Chief Investment Officer, Corporate Secretary and Vice Chairman of the Board of Directors. Mr. Kamath has served as the Chief Investment Officer and Corporate Secretary and the Vice-Chairman of the Board of Directors of Pacesetter since 2006. In addition, Mr. Kamath has served as an Executive Vice President of Pacesetter Management Inc. since 1993, where he heads all investing activity in media-related companies. In this capacity, Mr. Kamath has led and managed over 22 investments in media-related companies and has been one of the leading investors in ethnic and urban broadcasting. Mr. Kamath previously served as Executive Vice President of Equico Capital Corporation, a wholly-owned subsidiary of Equitable Life Insurance Corp., from 1987 to 1993, where he led and managed a variety of private equity investments in the media and manufacturing sectors. Mr. Kamath started his career with Fulcrum Venture Capital in 1979. Mr. Kamath currently serves on the board of directors of Biogenex Laboratories, a privately-held biotechnology company. Mr. Kamath is a past chairman of the National Association of Investment Companies. Mr. Kamath received a Bachelor of Engineering degree in Metallurgy from the IIT in Bombay, India, a Master of Science degree in Materials Science from Stanford University, and an M.B.A. from the University of California at Los Angeles. Mr. Kamath is expected to spend approximately half of his business time on matters relating to Pacesetter.

Independent Directors
      The following directors are not “interested persons” of Pacesetter as defined in the 1940 Act.
      Richard Berman (63) Director. For the previous five years, Mr. Berman has served as a professional director and/or chairman for a number of public companies. Mr. Berman has also been an active investor in commercial real estate since 1980. Mr. Berman currently serves as Chairman of National Investment Managers, a publicly held pension administration and investment management company, and Candidate Resources, a privately held web-based human resources company. Mr. Berman also currently serves on the board of directors of a number of publicly held companies, including Dyadic International, a biotech company, International Microcomputer Software Inc., a software design firm, Internet Commerce Corporation, a business to business solutions company, MediaBay, Inc., a provider of electronic audiobooks, NextMed, Inc., a biotech company, GVI Security Solutions Inc., a manufacturer of video surveillance equipment, NAYNA Networks, a broadband access company, and Advaxis, Inc., an early stage biotech company.
      Arnold I. Burns (75) Director. Mr. Burns has served as Chairman of QuanStar Group, LLC, a strategic management consulting firm, since 2004. Mr. Burns previously served as managing director of Natexis Bleichroeder Inc., a brokerage and investment banking firm, and its predecessor, Arnhold and S. Bleichroeder Inc., from 1999 to 2002. Mr. Burns was a practicing lawyer and senior partner at the law firm of Proskauer Rose LLP from 1988 to 1999. Prior to joining Proskauer Rose, Mr. Burns served as an Associate Attorney General, and then Deputy Attorney General, with the U.S. Department of Justice from 1986 to 1988.
      George D. McClelland (59) Director. Mr. McClelland has served as Chief Executive Officer of Chocorua Capital Management, a consulting and advisory firm, since 2001. Mr. McClelland previously served as a Senior Vice President of United Asset Management, an asset management firm, from 1994 to 2001. Prior to joining United Asset Management, Mr. McClelland held a number of positions within the financial community, including serving as Corporate Treasurer of FMR Corp., the holding company for Fidelity Investments, from 1987 to 1993. Mr. McClelland currently serves on the board of directors of several privately-held companies, including Riverstone Networks, a manufacturer of high-speed routers, Porticus Technologies, a voice verification company, and UMT, a portfolio management consulting firm. Mr. McClelland also serves on the board of directors of Emerise Corporation, a publicly held electronics company.
      Douglas Siekierski (38) Director. Mr. Siekierski is the Chief Operating Officer and a Managing Director of SG Asset Management Inc., an investment adviser. Prior to joining SG Asset Management in 2005, Mr. Siekierski was Chief Operating Officer of Safra Asset Management Corporation, a New York based fund of hedge funds manager. Safra Asset Management acquired the fund of hedge funds business of Alpha

Investment Management LLC, New York, in 2004 where Mr. Siekierski had been Chief Operating Officer and Principal from 2000 to 2004, Chief Financial Officer from 1997 and Controller from 1994 to 1997. Before joining Alpha, Mr. Siekierski was employed by Metallgesellschaft Corporation, a diversified German conglomerate, in New York.
      Samme Thompson (60) Director. Mr. Thompson is the founder and President of Telit Associates, Inc. a strategic and financial consulting firm focused on telecommunications and information technology businesses. Prior to founding Telit Associates, Mr. Thompson served as Senior Vice President — Global Strategy and Corporate Business Development for Motorola from 1999 to 2002. Mr. Thompson currently serves on the board of directors of American Tower Corporation, a provider of wireless communication towers, and USA Mobility, Inc., a wireless messaging company.
COMMITTEES OF THE BOARD OF DIRECTORS
      Our Board of Directors has established an Audit Committee, a Valuation Committee and a Nominating and Corporate Governance Committee. All directors are expected to attend at least 75% of the aggregate number of meetings of the board and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee
      The Audit Committee will operate pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities will include selecting the independent registered public accounting firm for Pacesetter, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Pacesetter’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Pacesetter’s annual financial statements and periodic filings, and receiving Pacesetter’s audit reports and financial statements. The Audit Committee is presently composed of Messrs. McClelland, Siekieriski and Berman, all of whom are considered independent under the rules of the American Stock Exchange. Mr. McClelland serves as Chairman of the Audit Committee. Our Board of Directors has determined that Mr. McClelland is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Mr. McClelland meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Pacesetter as that term is defined in Section 2(a)(19) of the 1940 Act.

The Nominating and Corporate Governance Committee
      The members of the Nominating and Corporate Governance Committee are Messrs. Burns, Berman and Thompson, each of whom is independent for purposes of the 1940 Act and The American Stock Exchange listing standards. Mr. Burns serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Valuation Committee
      The Valuation Committee will establish guidelines and make recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee will be responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The

Valuation Committee is presently composed of Messrs. Berman, Thompson and McClelland. Mr. Berman serves as Chairman of the Valuation Committee.

The Compensation Committee
      Pacesetter does not have a compensation committee. A majority of the independent directors of the Board of Directors, in accordance with the American Stock Exchange listing standards, will approve all compensation, if any, paid to our executive officers. With the exception of our Chief Financial Officer and Chief Compliance Officer, we do not expect our executive officers to receive direct compensation from us.
COMPENSATION
      The following table sets forth compensation expected to be received by each of our directors, none of whom is an employee of Pacesetter, and our executive officers for the year ended December 31, 2006. No compensation is expected to be paid to directors who are interested persons of Pacesetter as defined in the 1940 Act for the year ended December 31, 2006.

			Pension or
			Retirement
			Benefits
	Aggregate		Accrued as	Total
	Compensation		Part of	Compensation
	from		Pacesetter’s	Paid to
Name and Position	Pacesetter(1)		Expenses(2)	Directors(1)

Interested Directors
Donald R. Lawhorne, Chairman	—		None	—
Rahul R. Vaid, President, Chief Executive Officer and Treasurer	—		None	—
Divakar R. Kamath, Chief Investment Officer, Corporate Secretary and Vice Chairman	—		None	—
Independent Directors
Richard Berman	$36,000		None	$36,000
Arnold I. Burns	$24,000		None	$24,000
George D. McClelland	$42,000		None	$42,000
Douglas Siekierski	$18,000		None	$18,000
Samme Thompson	$24,000		None	$24,000
Executive Officers
Chief Financial Officer and Chief Compliance Officer	—	(3)	None	—

(1)	We are newly organized, and the amounts listed are estimates for the year ending December 31, 2006. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)	We expect to retain a Chief Financial Officer, who we expect to also serve as our Chief Compliance Officer, prior to the completion of this offering. Rahul R. Vaid will serve as our interim Chief Compliance Officer until our Board of Directors has approved a permanent Chief Compliance Officer. The compensation of our permanent Chief Financial Officer and Chief Compliance Officer, once retained, will be paid by PM LLC, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to Pacesetter. Mr. Vaid will receive no compensation for his service as interim Chief Compliance Officer.
     The independent directors will receive a monthly retainer fee of $2,000, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will also receive a monthly retainer fee of $1,000 in connection with each committee of the Board of Directors on which they serve, other than those for which they serve as Chairman, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting.
      In addition, the Chairman of the Audit Committee will receive a monthly retainer of $4,000, while the Chairman of the Valuation Committee and the Chairman of the Nominating and Corporate Governance

Committee will each receive a monthly retainer of $2,000. No compensation is expected to be paid to directors who are interested persons of Pacesetter as defined in the 1940 Act for the year ended December 31, 2006.
INDEMNIFICATION AGREEMENTS
      We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Pacesetter shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Pacesetter.

PORTFOLIO MANAGEMENT
      The management of our investment portfolio will be the responsibility of our investment adviser, PMP, and our Investment Committee, which currently consists of Donald R. Lawhorne, the Chairman of our Board of Directors, Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, and Rahul R. Vaid, our President, Chief Executive Officer and Treasurer. For more information regarding the business experience of the members of our Investment Committee, see “Management — Board of Directors — Interested Directors.” Our Investment Committee must approve each new investment that we make. The members of our Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Vaid and Kamath, through their ownership of PM LLC, the managing member of PMP, will be entitled to a portion of any investment advisory fees paid by Pacesetter to PMP.
      In addition to PM LLC, PMP is also owned by Pacesetter Management Inc. and Pacesetter Partners, LLC, each as a non-managing member. Pacesetter Management Inc. is a part of the Pacesetter Capital Group organization. Pacesetter Partners, LLC is owned collectively by each of the investment personnel employed by PMP. Mr. Lawhorne currently serves as President and Chief Executive Officer of Pacesetter Management Inc. Messrs. Vaid and Kamath currently serve as Senior Vice President and Executive Vice President, respectively of Pacesetter Management Inc. For information regarding the entities managed by Pacesetter Management Inc., see “— About Pacesetter Capital Group.”
      As a result of their respective positions with the Pacesetter Management Inc., Messrs. Lawhorne, Kamath and Vaid may be subject to certain conflicts of interest with respect to their management of our portfolio on the one hand, and their respective obligations to Pacesetter Management Inc. and its affiliates on the other. For more information regarding potential conflicts of interest involving members of our Investment Committee, see “Certain Relationships and Transactions.”

Investment Personnel
      We expect our investment personnel to consist of our executive officers, Rahul R. Vaid and Divakar R. Kamath, and one or more additional investment professionals.
      The following information pertains to the investment personnel of PMP who are not executive officers of Pacesetter:
      Giovanni Capriglione. Mr. Capriglione is a Vice President of PMP. Mr. Capriglione has also served as a Vice President of Pacesetter Capital Group since 2003. At Pacesetter Capital Group, Mr. Capriglione is responsible for assisting in evaluation, due diligence and monitoring, as well as providing support to 17 technology, services and manufacturing portfolio companies. Mr. Capriglione previously worked as a semiconductor digital designer with Agere Systems from 2001 to 2003, and as a member of the research and development team for high-speed switch chips for Lucent Technologies from 1999 to 2001.
      In addition to Mr. Capriglione, PMP may retain additional investment professionals, based upon its needs, subsequent to the completion of this offering.
ABOUT PACESETTER CAPITAL GROUP
      Pacesetter Capital Group is a Texas-based private equity firm that manages a family of private funds, including a private equity fund and three small business investment company funds. Pacesetter Capital Group has engaged in diversified private equity and venture capital investing for over three decades. Pacesetter Capital Group’s first fund, MESBIC Ventures, was formed in 1970, and is among the oldest funds specializing in investments in underserved markets. From April 1, 2002 to March 31, 2005, the Pacesetter Capital Group funds, collectively, made 98 total investments, including follow on investments, and exited 25 transactions. Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, and Donald R. Lawhorne, the Chairman of our Board of Directors, have been involved with Pacesetter Capital Group since 1993, and Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, joined Pacesetter Capital Group in early 2001.

      Pacesetter Management Inc., which is a part of the Pacesetter Capital Group organization, provides management and investment advisory services to certain funds affiliated with Pacesetter Capital Group. Pacesetter Management Inc. has over 10 investment professionals and has built an established investment infrastructure. Messrs. Vaid and Kamath serve as Senior Vice President and Executive Vice President, respectively, of Pacesetter Management Inc., and Mr. Lawhorne serves as President and Chief Executive Officer of Pacesetter Management Inc.
      As of December 31, 2005, the Pacesetter Capital Group organization had approximately $200 million in total invested capital, of which approximately $93 million consisted of investments in technology or media-related companies. In addition, of the approximately $200 million in total investment capital as of December 31, 2005, approximately $18.4 million consisted of investments in companies with significant operations in or revenues from India. Through the funds managed by Pacesetter Management Inc., members of our management team, during the 15-year period from April 1, 1990 through March 31, 2005, directed 271 investment transactions by those funds in 41 companies that were operating in technology-related industries, and 33 companies that were operating in media-related industries. In addition, of the 271 investment transactions directed by members of our management team during that 15-year period, 22 investment transactions involved 7 companies with significant operations in or revenues from India.
      Set forth below are the entities currently managed by Pacesetter Capital Group and its affiliates, including Pacesetter Management Inc.

				Total Invested
Name	Entity	Investment Focus	Status	Capital at Cost(1)

MESBIC Ventures, Inc.(2)	SBIC	Technology, Media & Manufacturing — Debt & Equity	Open	$50.4
Alliance Enterprise Corporation(2)	SBIC	Technology, Media & Manufacturing — Debt & Equity	Open	$55.7
Power Equities, Inc.(2)	SBIC	Technology, Media & Manufacturing — Debt & Equity	Open	$63.7
Pacesetter Growth Fund, L.P. (3)	Private Equity Fund	Technology, Media & Manufacturing — Equity	Closed	$46.6 (4)

(1)	Total invested capital at cost is in millions. Unless otherwise noted, amounts reflect total invested capital at cost as of December 31, 2005.

(2)	MESBIC Ventures, Inc., Alliance Enterprise Corporation and Power Equities, Inc. are each wholly owned subsidiaries of Pacesetter/MVHC, Inc. Pacesetter Management, Inc. is the manager of Pacesetter/MVHC, Inc.

(3)	Pacesetter Investment Partners, L.P. is the general partner of Pacesetter Growth Fund, L.P.

(4)	Represents the maximum total invested capital at cost committed to Pacesetter Growth Fund, L.P. while in operation. Pacesetter Growth Fund, L.P. has begun liquidating its investment portfolio, and only $13.8 million of assets remained in the fund as of December 31, 2005.

INVESTMENT ADVISORY AGREEMENT

Our Investment Adviser
      The principals of PMP, including Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, and Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, have significant experience in the debt financing and private equity markets, and with technology and media-related companies in particular. Specifically, Messrs. Vaid and Kamath have approximately 33 years of collective experience in evaluating and managing investments in technology and media-related companies, and currently serve as Senior Vice President and Executive Vice President, respectively, of Pacesetter Management Inc.
      We believe that Pacesetter will be able to leverage the contacts and experience developed by Messrs. Vaid and Kamath to develop an origination infrastructure that we believe will provide Pacesetter with a competitive advantage in locating potential investments. Specifically, although we do not currently anticipate that Pacesetter Capital Group will directly source deals on our behalf, we believe that investment opportunities will likely come to our attention through Messrs. Vaid and Kamath’s ongoing affiliation with Pacesetter Capital Group and its affiliate, Pacesetter Management Inc.

Management Services
      PMP is registered as an investment adviser under the Advisers Act, and will serve as our investment adviser. Subject to the overall supervision of our Board of Directors, PMP will manage our day-to-day operations and provide us with investment advisory services. Under the terms of the Investment Advisory Agreement, PMP will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities we will purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make; and

•	close, monitor and service the investments we make.
      PMP’s services under the Investment Advisory Agreement will not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. However, PMP has agreed that, during the term of the Investment Advisory Agreement, it will not serve as investment adviser to any other public or private entity within the United States that utilizes a principal investment strategy of providing debt financing to technology or media-related companies similar to those that we will target.

Management Fees
      We will pay PMP a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to PMP, and any incentive fees earned by PMP, will ultimately be borne by our common stockholders.
      The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets. However, we have agreed to waive 0.75% of the 2.00% base management fee payable on the uninvested cash proceeds from this offering, which will result in a lower base management fee until we have fully invested or expended the net proceeds, after fees and expenses, including underwriting discounts and commissions, of this offering. For the period commencing from the closing of our initial public offering of common stock described in this prospectus (the “IPO”), through and including December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the IPO. For services rendered after December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.

      The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each calendar quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to PMP in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”).

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter (10% annualized) is payable to PMP. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to PMP (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to PMP).
      The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” which will equal our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that year. The incentive fee with respect to our Incentive Fee Capital Gains will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006; provided that the incentive fee determined as of December 31, 2006 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2006.
Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter(*)

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2%
Management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income — (management fee + other expenses) = 0.55%

      Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3%
Hurdle rate(1) = 2%
Management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income — (management fee + other expenses) = 2.3%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4) = 2.3% — 2% = 0.3% = 100% x 0.3% = 0.3%
      Pre-Incentive Fee Net Investment Income exceeds hurdle rate, but does not fully satisfy “catch-up” provision, therefore the income-related incentive fee is 0.3%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.4%
Hurdle rate(1) = 2%
Management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-Incentive Fee Net Investment Income
(investment income — (management fee + other expenses) = 2.7%

Incentive fee = 20% x Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive fee = 100% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income — 2.5%))

Catch-up	= 2.5% — 2% = 0.5%

Incentive fee	= (100% x 0.5%) + (20% x (2.7% — 2.5%)) = 0.5% + (20% x 0.2%) = 0.5% + 0.04% = 0.54%
      Pre-Incentive Fee Net Investment Income exceeds hurdle rate, and fully satisfies the “catch-up” provision, therefore the income-related incentive fee is 0.54%

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any calendar quarter.
Example 2: Capital Gains Portion of Incentive Fee (*)
      Capital Gains Incentive Fee = 20% x Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

Year 1 = no realized capital gains or losses

Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized capital depreciation and 0% unrealized gains

Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized capital depreciation and 2% unrealized gains

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0 • No capital gains incentive fee paid to PMP in Year 1

Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8% (9% realized capital gains less 1% unrealized capital depreciation) • Total capital gains incentive fee paid to PMP in Year 2 = 20% x 8% = 1.6%

Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10% (12% realized capital gains less 2% unrealized capital depreciation) • Total capital gains incentive fee paid to PMP in Year 3 = 20% x 10% = 2%

(*)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses
      Our primary operating expenses will include the payment of (i) investment advisory fees to our investment adviser, PMP; (ii) the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including the $250,000 annual fee payable by PM LLC to Pacesetter Management Inc. under the Subadministration Agreement for providing office space and certain services required under the Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Business — Investment Policy,” “Management — Investment Advisory Agreement,” and “— Administration Agreement.” We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either PM LLC or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including:

•	the $250,000 annual payment to Pacesetter Management Inc. under the Subadministration Agreement for office space and certain services required under the Administration Agreement; and

•	the compensation of our Chief Financial Officer and Chief Compliance Officer, and any administrative support personnel.
      All of these expenses are ultimately borne by our common stockholders.

Duration and Termination
      The Investment Advisory Agreement was approved by our Board of Directors on May 24, 2006. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — We will be dependent upon PMP’s key management personnel for our future success, particularly Rahul R. Vaid and Divakar R. Kamath.”

Indemnification
      The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, PMP and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation PM LLC, are entitled to indemnification from Pacesetter for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PMP’s services under the Investment Advisory Agreement or otherwise as an investment adviser of Pacesetter.

Organization of the Investment Adviser
      PMP is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. PM LLC, a Delaware limited liability company, is its managing member and provides the investment adviser with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. Although not currently contemplated, PMP may in the future provide similar investment advisory services to other entities in addition to Pacesetter. PM LLC has no investment advisory operations separate from serving as the managing member of PMP. The principal address of PMP and PM LLC is 2435 North Central Expressway, Suite 200, Richardson, TX 75080.

      Pacesetter Partners, LLC, a Delaware limited liability company, and Pacesetter Management Inc., a Delaware corporation, are the investment adviser’s non-managing members. Pacesetter Partners, LLC is owned collectively by each of the investment professionals employed by PMP. Pacesetter Management Inc. is a part of the Pacesetter Capital Group organization.

Board Approval of the Investment Advisory Agreement
      Our Board of Directors determined at a meeting held on May 24, 2006, to approve the Investment Advisory Agreement. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by PMP;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	any existing and potential sources of indirect income to PMP or PM LLC from their relationships with us and the profitability of those relationships, including through the Investment Advisory Agreement and the Administration Agreement, respectively;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of PMP and its affiliates;

•	PMP’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to PMP; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
      Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.
ADMINISTRATION AGREEMENT
      Pursuant to a separate Administration Agreement, PM LLC furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, PM LLC also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, PM LLC will assist us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, including determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. PM LLC has subcontracted with Pacesetter Management Inc. under a separate Subadministration Agreement to provide us office facilities and certain administrative services that PM LLC is required to provide under the Administration Agreement. We will reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement, including (i) a

$250,000 annual fee PM LLC has agreed to pay Pacesetter Management Inc. under the Subadministration Agreement for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of our Chief Financial Officer and Chief Compliance Officer, and any administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification
      The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, PM LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Pacesetter for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PM LLC’s services under the Administration Agreement or otherwise as administrator for Pacesetter.
LICENSE AGREEMENT
      We have entered into a license agreement with Pacesetter Management Inc. pursuant to which Pacesetter Management Inc. has agreed to grant us a non-exclusive, royalty-free license to use the name “Pacesetter.” Under this agreement, we will have a right to use the Pacesetter name, for so long as PMP remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Pacesetter” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our investment adviser, PMP, remains in effect. In the event that our license agreement is terminated, we would likely incur significant time expense associated with changing our corporate name, including revising our Articles of Incorporation to reflect such a change.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
      We have entered into an Investment Advisory Agreement with PMP. PMP is controlled by PM LLC, its managing member. In addition to PM LLC, PMP is owned by Pacesetter Management Inc. and Pacesetter Partners, LLC, each as a non-managing member. Pacesetter Management Inc. is a part of the Pacesetter Capital Group organization. Pacesetter Partners, LLC is owned collectively by each of the investment personnel employed by PMP. PM LLC, as the managing member of PMP, manages the business and internal affairs of PMP.
      In addition, PM LLC has agreed to provide us with office facilities and administrative services pursuant to an Administration Agreement. PM LLC has subcontracted with Pacesetter Management Inc. to provide us with office space and certain services required under the Administration Agreement. Rahul R. Vaid, our President, Chief Executive Officer and Treasurer, is also the President and Chief Executive Officer of PMP, and is the managing member of and controls PM LLC. Mr. Vaid also currently serves Senior Vice President of Pacesetter Management Inc. Divakar R. Kamath, our Chief Investment Officer and Corporate Secretary, is also the Chief Investment Officer of PMP and the non-managing member of PM LLC. Mr. Kamath also currently serves as Executive Vice President of Pacesetter Management Inc. In addition, Donald R. Lawhorne, the Chairman of our Board of Directors, also currently serves as President and Chief Executive Officer of Pacesetter Management Inc.
      We have also entered into a license agreement with Pacesetter Management Inc. pursuant to which Pacesetter Management Inc. has agreed to grant us a non-exclusive, royalty-free license to use the name “Pacesetter.” Pacesetter Management Inc. is a part of the Pacesetter Capital Group organization.
      As a business development company, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by PMP or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC. We currently intend to apply to the SEC for an exemptive order that will permit us to co-invest with vehicles managed by PMP or PMP’s affiliates. There can be no assurance that the SEC will in fact grant such an exemptive order, and even if successful, we cannot predict the length of time it will take to obtain such an exemptive order, or the nature and extent of the conditions upon which the exemptive order may be granted.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
      Immediately prior to the completion of this offering, there will be 100 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of Common Stock Outstanding

		Immediately Prior to		Immediately After
		This Offering		This Offering(1)

		Shares		Shares
Name and Address	Type of Ownership	Owned	Percentage	Owned	Percentage

Pacesetter Management, LLC(2)	Record and beneficial	100	100.0%	100	*
All officers and directors as a group (8 persons)(3)	Beneficial	100	100.0%	60,000	1.50%

*	Represents less than 1%.

(1)	Assumes issuance of 4,000,000 shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The beneficial interest holders of all of the equity interests in PM LLC are Rahul R. Vaid and Divakar R. Kamath.

(3)	The address for all officers and directors is c/o Pacesetter Capital Corp., 2435 North Central Expressway, Suite 200, Richardson, TX 75080. Their ownership is attributable to the shares owned by PM LLC.
     The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors, as well as each member of our Investment Committee, immediately after this offering.

Dollar Range of Equity Securities
Name of Director	Beneficially Owned(1)(2)(3)

Interested Directors
Donald R. Lawhorne(4)	$100,001-$500,000
Rahul R. Vaid(4)	$100,001-$500,000
Divakar R. Kamath(4)	$100,001-$500,000

Independent Directors
Richard Berman	None
Arnold I. Burns	None
George D. McClelland	None
Douglas Siekierski	None
Samme Thompson	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or Over $1,000,000.

(3)	The dollar range of equity securities beneficially owned in us is based on the initial offering price of our common stock in this offering of $15.00.

(4)	Messrs. Lawhorne, Vaid and Kamath also serve on our Investment Committee.

DETERMINATION OF NET ASSET VALUE
      We intend to determine the net asset value of our investment portfolio each quarter.
      We will carry our investments at fair value, as determined in good faith by our Board of Directors. Securities that are publicly traded will be valued at the reported closing price on the valuation date. Securities that are not publicly traded will be valued at fair value as determined in good faith by our Board of Directors. In connection with that determination, PMP’s investment professionals will prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts.
      With respect to investments for which market quotations are not readily available, our Board of Directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the members of our Investment Committee;

•	An independent valuation firm, Houlihan Lokey Howard & Zukin, engaged by our Board of Directors will review these preliminary valuations;

•	The Valuation Committee of our Board of Directors will review the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•	The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, Houlihan Lokey Howard & Zukin, our independent valuation firm, and our Valuation Committee.
      The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.
      Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
DETERMINATIONS IN CONNECTION WITH OFFERINGS
      In connection with each offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

      Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.
      Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.
      These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
      We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below.
      No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying The Bank of New York, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. Such election shall remain in effect until the electing registered stockholder notifies the plan administrator, in writing, of such registered stockholder’s withdrawal of the election, so that such notice of withdrawal is received by the plan administrator no later than 10 days prior to the record date for the next distribution to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
      Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
      We use only newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the American Stock Exchange on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the American Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
      There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.
      Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.
      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator, The Bank of New York, by mail at Dividend Reinvestment Department, P.O. Box 1958, Newark, NJ 07101-9774 or by phone at (800) 524-4458.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.
      A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
      A “Non-U.S. Stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
      Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
      As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2006 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY
      If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.
      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.
      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships.”
      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
      Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.
TAXATION OF U.S. STOCKHOLDERS
      Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rate applicable to “qualified dividend income,” since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
      Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
      We may opt to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.
      As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.
      For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.
      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.
      In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2008 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.
      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.
      Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the

U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.
TAXATION OF NON-U.S. STOCKHOLDERS
      Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.
      Distributions of our “investment company taxable income” to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax if such non-U.S. stockholder provides us with a proper withholding certificate and certain other requirements are met. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.
      Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to U.S. federal withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008.
      If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.
      Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend

Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.
      A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.
Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY
      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2008) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES
      The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
CAPITAL STOCK
      Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have applied to list our common stock on the American Stock Exchange under the ticker symbol “PCY.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
      The following are our outstanding classes of securities as of June 22, 2006:

(4)
Amount
		(3)	Outstanding
	(2)	Amount Held by	Exclusive of
	Amount	Us or for our	Amounts Shown
(1) Title of Class	Authorized	Account	Under(3)

Common Stock	100,000,000	—	100
      Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
      All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Pacesetter, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES
      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
      Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
      We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
      Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS
      The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
      Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2007, 2008 and 2009, respectively. Beginning in 2007, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors
      Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal
      Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

      Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders
      The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
      Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
      The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders
      Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
      Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.
      Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights
      Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions
      The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
      The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
      A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
      If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
      The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations
      Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.
      A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
      After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
      These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
      The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act
      Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY
GENERAL
      We are a business development company that is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
      We are not generally able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks relating to our business and structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we raise, additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
      As a business development company, we are generally limited in our ability to invest in any portfolio company in which any fund or other client managed by PMP or any of its affiliates currently has an investment or to make any co-investments with any such accounts without an exemptive order from the SEC. We currently intend to apply to the SEC for an exemptive order that will permit us to co-invest with vehicles managed by PMP or PMP’s affiliates. There can be no assurance that the SEC will in fact grant such an exemptive order, and even if successful, we cannot predict the length of time it will take to obtain such an exemptive order, or the nature and extent of the conditions upon which the exemptive order may be granted.
      We will be periodically examined by the SEC for compliance with the 1940 Act.

QUALIFYING ASSETS
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.;

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company; and

•	does not have any class of securities with respect to which a broker may extend margin credit.

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.
      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the business development company industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.
      The SEC has issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We do not believe that these proposed rules will have a material adverse effect on our operations.
      Until the SEC or its staff has taken a final public position with respect to the issue discussed above, we will continue to monitor this issue closely, and may be required to adjust our investment focus to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.
      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company. See “Risk Factors — Risks relating to our business and structure — Our ability to invest in certain private and public companies may be limited in certain circumstances.”
SIGNIFICANT MANAGERIAL ASSISTANCE
      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We will offer, and we stand ready to provide, significant managerial assistance to our portfolio companies. This assistance, for which we may seek fees, typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational, operational and financial guidance. We believe that our hands-on role with portfolio companies will position us to optimize the return on our investment.

TEMPORARY INVESTMENTS
      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests under Subchapter M of the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
CODE OF ETHICS
      As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors — Risks relating to our business and structure — There are significant potential conflicts of interest, which could adversely affect our investment returns and limit the flexibility of our investment policies.” Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
COMPLIANCE POLICIES AND PROCEDURES
      We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.
SARBANES-OXLEY ACT OF 2002
      The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

      The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
PROXY VOTING POLICIES AND PROCEDURES
      We have delegated our proxy voting responsibility to our investment adviser, PMP. The Proxy Voting Policies and Procedures of PMP are set forth below. The guidelines are reviewed periodically by PMP and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to PMP.

Introduction
      As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
      These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
      We vote proxies relating to our portfolio securities in the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
      You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, Pacesetter Management Partners, LLC, 2435 North Central Expressway, Suite 200, Richardson, TX 75080.
PRIVACY NOTICE
      We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Pacesetter and its affiliated companies. This notice supersedes any other privacy notice you may have received from Pacesetter, and its terms apply both to our current stockholders and to former stockholders as well.
      We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

      Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.
      This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.
      We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, PMP, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Our securities are held under a custody agreement by The Bank of New York. The address of the custodian is 101 Barclay Street, 11E, New York, NY 10286. The Bank of New York also acts as our transfer, dividend paying and reinvestment plan agent and registrar.
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Pacesetter, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, Pacesetter will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Pacesetter and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING
      We have entered into an underwriting agreement with the underwriters listed below with respect to the shares of our common stock being offered in this offering. In accordance with the terms and conditions contained in the underwriting agreement, we have agreed to sell to each of the listed underwriters, and each of the listed underwriters, for which Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets Corporation are acting as representatives, have severally, and not jointly, agreed to purchase from us on a firm commitment basis, the number of shares offered in this offering set forth opposite their respective names below:

Number of
Underwriter	Shares

Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
D.A. Davidson & Co.
Southwest Securities, Inc.

Total	4,000,000

      A copy of the underwriting agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part.
      We have been advised by the representatives that the underwriters propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus. Any shares sold by the underwriters to securities dealers will be sold at the public offering price less a selling concession not in excess of $           per share. The underwriters may allow, and these selected dealers may re-allow, a concession of not more than $           per share to other brokers and dealers.
      The underwriting agreement provides that the underwriters’ obligations to purchase shares are subject to conditions contained in the underwriting agreement. The underwriters are obligated to purchase and pay for all of the shares offered by this prospectus, other than those covered by the over-allotment option described below (unless and until that option is exercised), if any of these shares are purchased.
      No action has been taken by us or the underwriters that would permit a public offering of the shares offered hereby in any jurisdiction where action for that purpose is required. None of our shares included in this offering may be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sales of the shares be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this prospectus are advised to inform themselves about and to observe any restrictions relating to this offering of our shares and the distribution of this prospectus. This prospectus is neither an offer to sell nor a solicitation of any offer to buy any of the securities included in this offering in any jurisdiction where that would not be permitted or legal.
      The underwriters have advised us that they do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.
Underwriting Discounts and Commissions
      The following table summarizes the underwriting discount to be paid to the underwriters by us:

		Total

	Per Share	No Exercise	Full Exercise

Underwriting discounts and commissions to be paid to the underwriters by us for the shares offered	$1.05	$4,200,000	$4,830,000

Over-allotment Option
      We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus, to purchase up to 600,000 additional shares, identical to the shares offered hereby, at the public offering price, less the underwriting discounts and commissions, set forth on the cover page of this prospectus. The underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. If any shares are purchased pursuant to the over-allotment option, the underwriters will offer these additional shares on the same terms as those on which the other shares are being offered hereby. If any shares are purchased pursuant to this over-allotment option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.
Lock-Up Agreements
      We, PMP and PM LLC have agreed not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the representatives, for a period of 180 days after the date of this prospectus.
      Our, PMP’s and PM LLC’s respective officers, directors have agreed that they will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock, whether any of these transactions are to be settled by delivery of our common stock or other securities, in cash or otherwise, or publicly disclose, unless required by law, the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the representatives for a period of 180 days after the date of this prospectus. These agreements are subject to several exceptions.
      In the event that either (1) during the last 17 days of the lock-up period, we release earnings results or announce material news or a material event relating to us, or (2) prior to the expiration of the lock-up period we announce that we will release earnings results during the 15-day period beginning on the last day of the initial lock-up period, the expiration of the lock-up period will be extended until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event.
      While the representatives have the right, in their discretion, to release securities from these lock-up agreements, they have advised us that they have no current intention of releasing any securities subject to a lock-up agreement and no agreement has been made between the representatives and us, PMP or PM LLC pursuant to which the representatives have agreed to waive any lock-up restrictions. We have been further advised by the representatives that any request for the release of securities from a lock-up would be considered by the representatives on a case-by-case basis, and, in considering any such request, the representatives would consider circumstances of emergency and hardship.
Reserved Share Program
      At our request, the underwriters have reserved for sale at the initial public offering price up to 60,000 of the shares of the common stock offered in this offering for sale to our directors and executive officers, and to certain other parties affiliated with Pacesetter Management, LLC that we invite to participate in this offering. The reserved shares will be allocated by us among the participants in the reserved share program in such amounts as we may determined in our sole discretion. The number of shares available for sale to the general public in the offering will be reduced to the extent these persons purchase the reserved shares. Any reserved shares not so purchased will be offered by the underwriters to the general public on the same terms as the other shares.

Determination of Offering Price
      Prior to the offering, there has been no public market for our common stock. The initial public offering price of the shares offered hereby will be determined by negotiation among us and the representatives of the underwriters. The principal factors to be considered in determining the initial public offering price of the shares will include:

•	the information set forth in this prospectus and otherwise available to the underwriters;

•	our history and the history of the industry in which we compete;

•	our past and present financial performance and an assessment of our management;

•	estimates of our business potential and earnings prospects;

•	the general condition of the securities market at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by us and the representatives.
Stabilization, Short Positions and Penalty Bids
      In connection with this offering, the underwriters may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of our common stock, as described below:

•	over-allotment involves sales by the underwriters of shares of our common stock in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a “covered” short position or a “naked short” position. In a covered short position, the number of shares over-allotted by an underwriter is not greater than the number of shares that it may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. An underwriter may close out any short position by either exercising its over-allotment option, in whole or in part, or purchasing shares of our common stock in the open market;

•	syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares needed to close out such short position, the representatives of the underwriters will consider, among other things, the price of the shares available for purchase in the open market as compared to the price at which they may purchase the shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying such shares in the open market. A naked short position is more likely to be created if the representatives are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering;

•	stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering, which stabilizing bids may not exceed a specific maximum; and

•	penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.
      These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market prices of our common stock. As a result, the prices of our shares may be higher than the price that might otherwise exist for such shares in the open market. These transactions may be effected on the American

Stock Exchange, in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time.
      Neither we, nor the underwriters, make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of our common stock. In addition, neither we, nor the underwriters, make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.
Indemnification
      We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, and/or to contribute to payments the underwriters may be required to make with respect to any of these liabilities.
Electronic Delivery
      One or more of the underwriters participating in this offering may make prospectuses available in electronic (PDF) format. A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or syndicate members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute such prospectuses electronically. Other than the prospectus being made available in electronic (PDF) format, the underwriters do not intend to use any other forms of prospectus in any electronic format, such as CD ROMs or videos. The representatives may agree to allocate a number of shares to underwriters and selling group members for sale to their own online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations.
Other Relations with the Underwriters
      Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for our company and our affiliates, for which they received or will receive customary fees and expenses.
      The principal business address of Oppenheimer & Co. Inc. is 125 Broad Street, New York, NY 10004. The principal place of business of RBC Capital Markets Corporation is One Liberty Plaza, New York, NY 10006. The principal business of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, MO 63102.

LEGAL MATTERS
      The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters by Greenberg Traurig, P.A., Miami, Florida.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Ernst & Young LLP, an independent registered public accounting firm, has audited our financial statement at May 15, 2006, which financial statement has been included herein in reliance upon such firm’s report appearing elsewhere herein and upon the authority of such firm as experts in accounting and auditing. The principal business address of our registered public accounting firm is 2100 Ross Avenue, Suite 1500, Dallas, Texas 75201.
AVAILABLE INFORMATION
      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of May 15, 2006	F-3
Notes to Financial Statements	F-4

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Pacesetter Capital Corp.
      We have audited the accompanying balance sheet of Pacesetter Capital Corp., as of May 15, 2006. This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement based on our audit.
      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
      In our opinion the financial statement referred to above presents fairly, in all material respects, the financial position of Pacesetter Capital Corp. at May 15, 2006, in conformity with U.S. generally accepted accounting principles.
/s/ ERNST & YOUNG LLP
Dallas, Texas
May 30, 2006

PACESETTER CAPITAL CORPORATION
BALANCE SHEET
May 15, 2006

ASSETS
ASSETS
Cash	$1,500

TOTAL ASSETS	$1,500

LIABILITIES AND STOCKHOLDER’S EQUITY

STOCKHOLDER’S EQUITY
Common stock, $0.01 par value, 100,000,000 shares authorized, and 100 shares issued and outstanding	1
Paid in Capital	1,499

Total stockholder’s equity	1,500

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,500

Net asset value per share	$15.00
SEE ACCOMPANYING NOTES

PACESETTER CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION
      Pacesetter Capital Corp. (the “Company”) was organized as a Maryland corporation on March 20, 2006. The Company is a newly organized closed-end, non-diversified management investment company that intends to elect to be regulated as a business development company under the Investment Company Act of 1940. The Company intends to provide growth, expansion, acquisition, restructuring and buyout capital to primarily technology or media-related companies. The Company’s investment objective is to achieve current income and capital gains. The Company has had no operations to date, other than the sale and issuance of 100 shares of common stock, par value $0.01 per share, at an aggregate purchase price of $1,500, to Pacesetter Management, LLC (“PM LLC”), the Company’s administrator, and the managing member of Pacesetter Management Partners, LLC (“PMP” or the “Adviser”).

2.	ACCOUNTING POLICIES
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

3.	AGREEMENTS

Investment Advisory Agreement
      The Company intends to enter into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with PMP, pursuant to which PMP will serve as the Company’s investment adviser. Subject to the overall supervision of the Company’s board of directors, PMP will manage the day-to-day operations of, and provide investment advisory services to, the Company.
      Pacesetter will pay PMP a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
      The base management fee (the “Base Fee”) will be calculated at an annual rate of 2.00% of our gross assets. However, we have agreed to waive 0.75% of the 2.00% base management fee payable on the uninvested cash proceeds from this offering, which will result in a lower base management fee until we have fully invested or expended the net proceeds, after fees and expenses, including underwriting discounts and commissions, of this offering. For the period commencing from the closing of our initial public offering of common stock described in this prospectus (the “IPO”), through and including December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the initial value of our assets upon the closing of the IPO. For services rendered after December 31, 2006, the Base Fee will be payable monthly in arrears, and will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro rated.
      The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities),

PACESETTER CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS — (Continued)
accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate”’ of 2% per quarter (8% annualized), subject to a “catch-up”’ provision measured as of the end of each calendar quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	no incentive fee is payable to PMP in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”’).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter (10.0% annualized) is payable to PMP. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Company’s investment adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

•	20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to PMP (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to PMP).
The second part of the incentive fee will equal 20% of the Company’s “Incentive Fee Capital Gains,” if any, which will equal the Company’s realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that year. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2006; provided that the incentive fee determined as of December 31, 2006 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2006.

Administration Agreement
      The Company intends to enter into an Administration Agreement (the “Administration Agreement”) with PM LLC, pursuant to which PM LLC will serve as the Company’s administrator. Pursuant to the Administration Agreement, PM LLC will furnish the Company with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, PM LLC will also perform, or oversee the performance of, the Company’s required administrative services, which includes being responsible for the financial records that the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, PM LLC will assist the Company in monitoring its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, including determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to its stockholders, providing support for the Company’s risk management efforts and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to it by others. The Company will reimburse PM LLC for the allocable portion of overhead and other expenses incurred by PM LLC in performing its obligations under the Administration Agreement,

PACESETTER CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS — (Continued)
including (i) a $250,000 annual fee PM LLC has agreed to pay Pacesetter Management Inc. for providing office space and certain services required under the Administration Agreement, and (ii) the compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and any administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 90 days’ written notice to the other party.
      The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, PM LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Pacesetter for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PM LLC’s services under the Administration Agreement or otherwise as administrator for Pacesetter.

4.	ORGANIZATIONAL EXPENSES
      PM LLC has agreed to pay all organizational expenses on behalf of the Company. These expenses are estimated to be approximately $100,000 and will be reimbursed by Company after the public offering and will be treated as an expense in the year incurred. In the event the public offering does not occur, PM LLC will not be able to recover the expenses.

5.	FEDERAL INCOME TAXES
      The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). Therefore, no provision has been recorded for Federal income or excise taxes.

      Until                     , 2006, all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
4,000,000 Shares
Common Stock

PRELIMINARY PROSPECTUS
June 23, 2006

Joint Book-Running Managers

Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus
BB&T Capital Markets

D.A. Davidson & Co.

Southwest Securities

PART C — OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

1.	Financial Statements
      The following financial statements of Pacesetter Capital Corp. (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.
PACESETTER CAPITAL CORP.
INDEX TO FINANCIAL STATEMENTS

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of May 15, 2006	F-3
Notes to Financial Statements	F-4

2.	Exhibits

Exhibit
Number		Description

a	.	Amended and Restated Articles of Incorporation**
b	.	Bylaws**
d	.	Form of Common Stock Certificate***
e	.	Dividend Reinvestment Plan***
g	.	Form of Investment Advisory Agreement by and between Registrant and Pacesetter Management Partners, LLC***
h	.	Form of Underwriting Agreement*
j	.	Form of Custodian Agreement***
k	.1	Form of Administration Agreement by and between Registrant and Pacesetter Management, LLC***
k	.2	Form of Indemnification Agreement by and between Registrant and each of its directors*
l	.	Opinion of Sutherland Asbill & Brennan LLP
n	.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)
n	.2	Consent of Independent Registered Public Accounting Firm***
r	.	Code of Ethics***

*	To be filed by amendment.

**	Previously filed in connection with Pacesetter Capital Corp.’s registration statement on Form N-2 (File No. 333-133246) filed on April 12, 2006.

***	Previously filed in connection with amendment no. 1 to Pacesetter Capital Corp.’s registration statement on Form N-2 (File No. 333-133246) filed on June 8, 2006.

ITEM 26.	MARKETING ARRANGEMENTS
      The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$15,689
NASD filing fee	15,163
American Stock Exchange listing fee	45,000
Printing and postage	100,000
Legal fees and expenses	500,000
Accounting fees and expenses	20,000
Miscellaneous	204,175

Total	$900,000

Note:	All listed amounts are estimates.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
      Immediately prior to this offering, Pacesetter Management, LLC will own 100% of the outstanding common stock of the Registrant. Following the completion of this offering, Pacesetter Management, LLC’s share ownership is expected to represent less than 1% of the Registrant’s outstanding common stock.
      See “Management” and “Certain Relationships and Transactions” in the Prospectus contained herein.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES
      The following table sets forth the number of record holders of the Registrant’s common stock at June 22, 2006.

Number of
Title of Class	Record Holders

Common Stock, par value $0.01 per share	1

ITEM 30.	INDEMNIFICATION
      Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory Agreement and Administration Agreement.
      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).
      Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasence, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Pacesetter Management Partners, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.
      The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Pacesetter Management, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Pacesetter Management, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.
      The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
      We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Pacesetter shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Pacesetter.
ITEM 31.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
      A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-66602), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS
      All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Pacesetter Capital Corp., 2435 North Central Expressway, Suite 200, Richardson, TX 75080;

(2)	the Transfer Agent;

(3)	the Custodian; and

(4)	the Adviser, Pacesetter Management Partners, LLC, 2435 North Central Expressway, Suite 200, Richardson, TX 75080.

ITEM 33.	MANAGEMENT SERVICES
      Not applicable.

ITEM 34.	UNDERTAKINGS
      (1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
      (2) Not applicable.
      (3) Not applicable.
      (4) Not applicable.
      (5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h)

under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) Not applicable.
      (7) Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, in the State of Texas, on June 23, 2006.

PACESETTER CAPITAL CORP.

By:	/s/ Rahul R. Vaid

Rahul R. Vaid

President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title	Date

/s/ Rahul R. Vaid Rahul R. Vaid	President, Chief Executive Officer and Director (Principal Executive Officer and Principal Financial and Accounting Officer)	June 23, 2006

* Divakar R. Kamath	Chief Investment Officer, Vice Chairman of the Board and Director

* Donald R. Lawhorne	Chairman of the Board and Director

* Douglas Siekierski	Director

* George D. McClelland	Director

* Richard Berman	Director

* Arnold I. Burns	Director

* Samme Thompson	Director

*	Signed by Rahul R. Vaid pursuant to a power of attorney signed by each individual and filed with this Registration Statement on April 12, 2006.